UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21686
Oppenheimer Portfolio Series
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: January 31
Date of reporting period: 1/31/2012

Item 1. Reports to Stockholders.

January 31, 2012

Conservative Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Holdings

Oppenheimer Core Bond Fund, Cl. Y	27.5%
Oppenheimer Limited-Term Government Fund, Cl. Y	18.2
Oppenheimer Value Fund, Cl. Y	11.1
Oppenheimer International Bond Fund, Cl. Y	9.6
Oppenheimer Capital Appreciation Fund, Cl. Y	8.1
Oppenheimer Champion Income Fund, Cl. Y	4.3
Oppenheimer Institutional Money Market Fund, Cl. E	4.3
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	4.0
Oppenheimer Main Street Small- & Mid-Cap Fund®, Cl. Y	3.2
Oppenheimer Master Inflation Protected Securities Fund, LLC	3.0
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on the total market value of investments.
7 |  CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended January 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance.1 During the reporting period, Conservative Investor Fund’s Class A shares (without sales charge) returned 3.17%. In comparison, the Barclays Capital U.S. Aggregate Bond Index returned 8.66% and the S&P 500 Index returned 4.22%. The Fund experienced the bulk of its underperformance over the third quarter of 2011, when equities and higher-yielding fixed-income securities experienced declines.
     The Fund had its largest investments in two underlying fixed-income funds: Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund. The Fund had smaller investments in Oppenheimer International Bond Fund and Oppenheimer Champion Income Fund. Fixed-income investments, particularly those domiciled in the U.S., typically performed much better than equities. Corporate bonds and mortgage-backed securities generally had solid performance results. Oppenheimer Core Bond Fund, the Fund’s largest underlying holding, had positive performance for the 12-month reporting period and performed generally in line with its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Oppenheimer Limited-Term Government Fund finished the reporting period up slightly and outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Bond Index.
     Oppenheimer International Bond Fund produced positive performance, but underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index. This underlying fund performed positively in the first half of the reporting period and then, as volatility in the international risk markets significantly intensified, struggled over much of the second half, in part due to unexpected and ongoing volatility in the currency markets. It closed the period on a good note, posting a positive return in January. Oppenheimer Champion Income Fund experienced declines during the period and underperformed its benchmark, the BofA Merrill Lynch High Yield Master Index. During the reporting period, the primary reason for this underlying fund’s negative performance was its heavier exposure to high yield bonds with lower credit quality. This positioning impacted performance particularly in the third quarter of 2011 amid heightened risk aversion.
     Oppenheimer Value Fund was the Fund’s largest underlying domestic equity holding. This underlying fund faced some challenges during the period, particularly in the third

1. The Fund is invested in Class Y shares of all underlying funds discussed in this Management’s Discussion of Fund Performance, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Institutional Money Market Fund, which do not offer Class Y shares. The Fund is invested in Class E shares of Oppenheimer Institutional Money Market Fund.
8 |  CONSERVATIVE INVESTOR FUND

quarter of 2011, when its performance fell farther than its benchmark, the Russell 1000 Value Index, and then didn’t recover as swiftly in the final four months of the period when the U.S. equity market rallied.
     The Fund’s second largest underlying domestic equity holding, Oppenheimer Capital Appreciation Fund, produced positive results but underperformed its benchmark, the Russell 1000 Growth Index. This underlying fund underperformed primarily as a result of sharp declines in the third quarter of 2011 when market volatility across global risk markets was at its height in 2011. However, it performed positively in the final four months of the period, resulting in a positive return for the year. The Fund had a smaller investment in another domestic equity fund, Oppenheimer Main Street Small- & Mid-Cap Fund. Despite the market volatility over the third quarter of 2011, this underlying fund produced positive results and outperformed its benchmark, the Russell 2500 Index.
     The Fund’s investments in foreign equity funds did not contribute positively to performance results. Global equities generally fared worse for the 12-month reporting period as compared to most U.S. equity-focused indices and this was reflected in the performance of the Fund’s holdings in this area. The European debt crisis, in addition to GDP growth in certain emerging market countries swinging from strong to slow or negative, weighed heavily on global equities. The largest underlying global equity fund was Oppenheimer International Growth Fund. This underlying fund performed much better than its benchmark, the MSCI EAFE Index. Nevertheless, Oppenheimer International Growth Fund experienced declines for the period.
     The Fund also had investments in a few underlying alternative funds and Oppenheimer Institutional Money Market Fund. The Fund’s largest alternatives holding at period end was Oppenheimer Commodity Strategy Total Return Fund, which produced a negative return. Commodity-linked investments experienced volatility during the period due to significant fluctuations in oil prices, as well as in other areas such as precious metals and food prices. This underlying fund underperformed its benchmark, the S&P GSCI. The Fund’s second largest alternative underlying holding was Oppenheimer Master Inflation Protected Securities Fund, LLC, which produced a positive double digit return and outperformed its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index. This underlying fund’s performance is closely correlated to U.S. inflation rates, which increased this period amid higher food and energy costs. Oppenheimer Institutional Money Market Fund’s performance continued to be impacted by persistently low short-term interest rates set by the Federal Reserve.
9 |  CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until January 31, 2012. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
10 |  CONSERVATIVE INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
11 |  CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 |  CONSERVATIVE INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
13 |  CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 |  CONSERVATIVE INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
15 |  CONSERVATIVE INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
16 |  CONSERVATIVE INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 |  CONSERVATIVE INVESTOR FUND

FUND EXPENSES

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2011	January 31, 2012	January 31, 2012

Actual
Class A	$ 1,000.00	$ 1,000.90	$ 2.42
Class B	1,000.00	995.60	6.81
Class C	1,000.00	996.10	6.26
Class N	1,000.00	999.60	3.94
Class Y	1,000.00	1,002.70	1.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.79	2.45
Class B	1,000.00	1,018.40	6.89
Class C	1,000.00	1,018.95	6.33
Class N	1,000.00	1,021.27	3.98
Class Y	1,000.00	1,024.20	1.02
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2012 are as follows:

Class	Expense Ratios

Class A	0.48%
Class B	1.35
Class C	1.24
Class N	0.78
Class Y	0.20
The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 |  CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2012

	Shares	Value

Investment Companies—100.1%[1]
Alternative Funds—10.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	5,195,453	$17,716,495
Oppenheimer Gold & Special Minerals Fund, Cl. Y	113,247	4,374,720
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,129,739	13,248,204
Oppenheimer Real Estate Fund, Cl. Y	441,477	9,518,251

		44,857,670

Domestic Equity Funds—22.3%
Oppenheimer Capital Appreciation Fund, Cl. Y	749,912	35,358,348
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	627,963	14,053,819
Oppenheimer Value Fund, Cl. Y	2,228,751	48,586,775

		97,998,942

Domestic Fixed Income Funds—50.1%
Oppenheimer Champion Income Fund, Cl. Y	10,586,612	18,950,035
Oppenheimer Core Bond Fund, Cl. Y	18,057,887	120,987,845
Oppenheimer Limited-Term Government Fund, Cl. Y	8,571,203	80,055,037

		219,992,917

Foreign Equity Funds—3.7%
Oppenheimer Developing Markets Fund, Cl. Y	84,479	2,668,680
Oppenheimer International Growth Fund, Cl. Y	334,657	8,978,850
Oppenheimer International Small Company Fund, Cl. Y	47,816	934,810
Oppenheimer Quest International Value Fund, Cl. Y	270,664	3,594,417

		16,176,757

Foreign Fixed Income Fund—9.6%
Oppenheimer International Bond Fund, Cl. Y	6,595,682	42,014,494
Money Market Fund—4.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%[2]	18,713,256	18,713,256
Total Investments, at Value (Cost $427,492,633)	100.1%	439,754,036
Liabilities in Excess of Other Assets	(0.1)	(540,492)

Net Assets	100.0%	$439,213,544

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STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	725,316	122,451	97,855	749,912
Oppenheimer Champion Income Fund, Cl. Y	9,694,715	2,054,640	1,162,743	10,586,612
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	4,975,974	1,252,537	1,033,058	5,195,453
Oppenheimer Core Bond Fund, Cl. Y	16,655,896	3,698,185	2,296,194	18,057,887
Oppenheimer Developing Markets Fund, Cl. Y	79,979	11,227	6,727	84,479
Oppenheimer Gold & Special Minerals Fund, Cl. Y	94,293	27,200	8,246	113,247
Oppenheimer Institutional Money Market Fund, Cl. E	17,727,951	2,591,049	1,605,744	18,713,256
Oppenheimer International Bond Fund, Cl. Y	5,795,205	1,343,834	543,357	6,595,682
Oppenheimer International Growth Fund, Cl. Y	331,533	43,227	40,103	334,657
Oppenheimer International Small Company Fund, Cl. Y	43,961	7,276	3,421	47,816
Oppenheimer Limited-Term Government Fund, Cl. Y	8,068,477	1,381,366	878,640	8,571,203
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	621,030	109,804	102,871	627,963
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,125,630	199,277	195,168	1,129,739
Oppenheimer Quest International Value Fund, Cl. Y	269,948	38,823	38,107	270,664
Oppenheimer Real Estate Fund, Cl. Y	444,056	56,717	59,296	441,477
Oppenheimer Value Fund, Cl. Y	1,971,265	474,668	217,182	2,228,751

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$35,358,348	$204,136		$(94,560)
Oppenheimer Champion Income Fund, Cl. Y	18,950,035	1,592,813		(87,663)
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	17,716,495	1,095,813		(2,350,505)
Oppenheimer Core Bond Fund, Cl. Y	120,987,845	5,781,498		(6,049,856)
Oppenheimer Developing Markets Fund, Cl. Y	2,668,680	55,931		(11,642)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	4,374,720	95,608		(38,176)
Oppenheimer Institutional Money Market Fund, Cl. E	18,713,256	32,884		—
Oppenheimer International Bond Fund, Cl. Y	42,014,494	2,234,695		(91,690)
Oppenheimer International Growth Fund, Cl. Y	8,978,850	107,402		10,667
Oppenheimer International Small Company Fund, Cl. Y	934,810	45,885		(8,127)
Oppenheimer Limited-Term Government Fund, Cl. Y	80,055,037	2,251,758		(98,094)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	14,053,819	80,501		161,024
Oppenheimer Master Inflation Protected Securities Fund, LLC	13,248,204	419,702	[a]	236,423 [a]
Oppenheimer Quest International Value Fund, Cl. Y	3,594,417	61,610		(13,918)
Oppenheimer Real Estate Fund, Cl. Y	9,518,251	101,673		91,888
Oppenheimer Value Fund, Cl. Y	48,586,775	774,551		(397,839)

	$439,754,036	$14,936,460		$(8,742,068)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.	Rate shown is the 7-day yield as of January 31, 2012.
20 |  CONSERVATIVE INVESTOR FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$426,505,832	$13,248,204	$—	$439,754,036

Total Assets	$426,505,832	$13,248,204	$—	$439,754,036

The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 1*	Level 2*

Assets Table
Investments, at Value:
Investment Companies	$(11,535,495)	$11,535,495

Total Assets	$(11,535,495)	$11,535,495

*	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
21 |  CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2012

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $427,492,633)	$439,754,036
Cash	607,066
Receivables and other assets:
Dividends	905,670
Shares of beneficial interest sold	755,407
Other	19,308

Total assets	442,041,487

Liabilities
Payables and other liabilities:
Investments purchased	1,492,536
Shares of beneficial interest redeemed	1,083,885
Distribution and service plan fees	90,510
Transfer and shareholder servicing agent fees	70,844
Shareholder communications	39,064
Trustees’ compensation	27,795
Other	23,309

Total liabilities	2,827,943

Net Assets	$439,213,544

Composition of Net Assets
Par value of shares of beneficial interest	$54,241
Additional paid-in capital	549,221,720
Accumulated net investment income	904,990
Accumulated net realized loss on investments	(123,228,810)
Net unrealized appreciation on investments	12,261,403

Net Assets	$439,213,544

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Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $238,434,560 and 29,337,224 shares of beneficial interest outstanding)	$8.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.63

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,442,420 and 3,894,269 shares of beneficial interest outstanding)	$8.07

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,266,403 and 14,830,127 shares of beneficial interest outstanding)	$8.04

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,055,206 and 5,809,516 shares of beneficial interest outstanding)	$8.10

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,014,955 and 369,926 shares of beneficial interest outstanding)	$8.15
See accompanying Notes to Financial Statements.
23 | CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2012

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$419,702

Expenses	(56,991)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	362,711

Investment Income
Dividends from affiliated companies	14,516,758
Interest	414
Other income	7,044

Total investment income	14,524,216

Expenses
Distribution and service plan fees:
Class A	565,107
Class B	308,433
Class C	1,119,620
Class N	251,971
Transfer and shareholder servicing agent fees:
Class A	432,466
Class B	83,641
Class C	217,598
Class N	116,296
Class Y	3,490
Shareholder communications:
Class A	41,032
Class B	12,781
Class C	23,052
Class N	4,400
Class Y	228
Trustees’ compensation	8,207
Custodian fees and expenses	4,355
Administration service fees	1,500
Other	41,937

Total expenses	3,236,114

Net Investment Income	11,650,813
24 | CONSERVATIVE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(8,978,491)
Distributions received from affiliated companies	187,341
Net realized gain allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	236,423

Total net realized loss	(8,554,727)
Net change in unrealized appreciation/depreciation on investments	7,609,082
Net change in unrealized appreciation/deprecation allocated from
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,087,355

Total net change in unrealized appreciation/depreciation	8,696,437

Net Increase in Net Assets Resulting from Operations	$11,792,523

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
25 | CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2012	2011

Operations
Net investment income	$11,650,813	$9,824,213
Net realized loss	(8,554,727)	(43,840,388)
Net change in unrealized appreciation/depreciation	8,696,437	78,572,149

Net increase in net assets resulting from operations	11,792,523	44,555,974

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,944,899)	(5,747,875)
Class B	(641,606)	(587,310)
Class C	(2,647,005)	(2,087,133)
Class N	(1,209,599)	(1,282,696)
Class Y	(90,898)	(62,164)

	(11,534,007)	(9,767,178)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	21,659,610	34,100,638
Class B	(113,581)	(175,475)
Class C	13,288,458	9,970,534
Class N	(7,289,851)	(5,783,789)
Class Y	974,237	944,271

	28,518,873	39,056,179

Net Assets
Total increase	28,777,389	73,844,975
Beginning of period	410,436,155	336,591,180

End of period (including accumulated net investment income of $904,990 and $788,184, respectively)	$439,213,544	$410,436,155

See accompanying Notes to Financial Statements.
26 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.12	$7.39	$6.23	$10.75	$10.93

Income (loss) from investment operations:
Net investment income[1]	.25	.23	.10	.13	.55
Net realized and unrealized gain (loss)	— [2]	.72	1.14	(4.21)	(.24)

Total from investment operations	.25	.95	1.24	(4.08)	.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.22)	(.08)	(.13)	(.43)
Distributions from net realized gain	—	—	—	(.11)	(.06)
Tax return of capital distribution	—	—	—	(.20)	—

Total dividends and/or distributions to shareholders	(.24)	(.22)	(.08)	(.44)	(.49)

Net asset value, end of period	$8.13	$8.12	$7.39	$6.23	$10.75

Total Return, at Net Asset Value[3]	3.17%	12.91%	19.86%	(38.15)%	2.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238,435	$216,715	$164,988	$138,965	$199,125

Average net assets (in thousands)	$228,718	$191,109	$146,527	$196,986	$154,289

Ratios to average net assets:[4]
Net investment income	3.05%[5]	2.94%[5]	1.50%	1.42%	4.93%
Total expenses[6]	0.48%[5]	0.49%[5]	0.50%	0.40%	0.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%[5]	0.49%[5]	0.50%	0.40%	0.35%

Portfolio turnover rate	12%	36%	21%	14%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.10%
Year Ended January 31, 2011	1.10%
Year Ended January 31, 2010	1.10%
Year Ended January 31, 2009	0.95%
Year Ended January 31, 2008	0.91%
See accompanying Notes to Financial Statements.
27 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.07	$7.35	$6.20	$10.67	$10.87

Income (loss) from investment operations:
Net investment income[1]	.18	.16	.05	.06	.44
Net realized and unrealized gain (loss)	(.01)	.71	1.11	(4.16)	(.22)

Total from investment operations	.17	.87	1.16	(4.10)	.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.15)	(.01)	(.06)	(.36)
Distributions from net realized gain	—	—	—	(.11)	(.06)
Tax return of capital distribution	—	—	—	(.20)	—

Total dividends and/or distributions to shareholders	(.17)	(.15)	(.01)	(.37)	(.42)

Net asset value, end of period	$8.07	$8.07	$7.35	$6.20	$10.67

Total Return, at Net Asset Value[2]	2.15%	11.90%	18.77%	(38.61)%	1.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,443	$31,470	$28,860	$25,821	$35,068

Average net assets (in thousands)	$30,889	$29,729	$26,346	$35,491	$27,664

Ratios to average net assets:[3]
Net investment income	2.16%[4]	2.07%[4]	0.72%	0.62%	4.01%
Total expenses[5]	1.34%[4]	1.37%[4]	1.45%	1.25%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%[4]	1.36%[4]	1.40%	1.25%	1.18%

Portfolio turnover rate	12%	36%	21%	14%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.96%
Year Ended January 31, 2011	1.98%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.80%
Year Ended January 31, 2008	1.74%
See accompanying Notes to Financial Statements.
28 | CONSERVATIVE INVESTOR FUND

Class C Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.04	$7.33	$6.18	$10.64	$10.85

Income (loss) from investment operations:
Net investment income[1]	.19	.17	.03	.06	.46
Net realized and unrealized gain (loss)	(.01)	.70	1.14	(4.15)	(.24)

Total from investment operations	.18	.87	1.17	(4.09)	.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.16)	(.02)	(.06)	(.37)
Distributions from net realized gain	—	—	—	(.11)	(.06)
Tax return of capital distribution	—	—	—	(.20)	—

Total dividends and/or distributions to shareholders	(.18)	(.16)	(.02)	(.37)	(.43)

Net asset value, end of period	$8.04	$8.04	$7.33	$6.18	$10.64

Total Return, at Net Asset Value[2]	2.34%	11.92%	18.98%	(38.62)%	1.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,266	$105,918	$86,890	$73,346	$98,955

Average net assets (in thousands)	$112,026	$97,991	$77,652	$100,987	$74,109

Ratios to average net assets:[3]
Net investment income	2.29%[4]	2.15%[4]	0.50%	0.65%	4.15%
Total expenses[5]	1.24%[4]	1.27%[4]	1.35%	1.21%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%[4]	1.27%[4]	1.35%	1.21%	1.15%

Portfolio turnover rate	12%	36%	21%	14%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.86%
Year Ended January 31, 2011	1.88%
Year Ended January 31, 2010	1.95%
Year Ended January 31, 2009	1.76%
Year Ended January 31, 2008	1.71%
See accompanying Notes to Financial Statements.
29 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.09	$7.36	$6.20	$10.70	$10.90

Income (loss) from investment operations:
Net investment income[1]	.22	.20	.03	.10	.53
Net realized and unrealized gain (loss)	— [2]	.72	1.18	(4.19)	(.26)

Total from investment operations	.22	.92	1.21	(4.09)	.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.19)	(.05)	(.10)	(.41)
Distributions from net realized gain	—	—	—	(.11)	(.06)
Tax return of capital distribution	—	—	—	(.20)	—

Total dividends and/or distributions to shareholders	(.21)	(.19)	(.05)	(.41)	(.47)

Net asset value, end of period	$8.10	$8.09	$7.36	$6.20	$10.70

Total Return, at Net Asset Value[3]	2.80%	12.55%	19.55%	(38.40)%	2.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,055	$54,286	$54,890	$46,872	$58,762

Average net assets (in thousands)	$50,465	$54,933	$50,202	$59,625	$37,891

Ratios to average net assets:[4]
Net investment income	2.69%[5]	2.63%[5]	0.45%	1.09%	4.74%
Total expenses[6]	0.77%[5]	0.81%[5]	0.96%	0.76%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%[5]	0.79%[5]	0.88%	0.76%	0.66%

Portfolio turnover rate	12%	36%	21%	14%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.39%
Year Ended January 31, 2011	1.42%
Year Ended January 31, 2010	1.56%
Year Ended January 31, 2009	1.31%
Year Ended January 31, 2008	1.22%
See accompanying Notes to Financial Statements.
30 | CONSERVATIVE INVESTOR FUND

Class Y Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.14	$7.41	$6.25	$10.79	$10.96

Income (loss) from investment operations:
Net investment income (loss)[1]	.28	.26	(.05)	.18	.64
Net realized and unrealized gain (loss)	— [2]	.72	1.31	(4.25)	(.29)

Total from investment operations	.28	.98	1.26	(4.07)	.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.25)	(.10)	(.16)	(.46)
Distributions from net realized gain	—	—	—	(.11)	(.06)
Tax return of capital distribution	—	—	—	(.20)	—

Total dividends and/or distributions to shareholders	(.27)	(.25)	(.10)	(.47)	(.52)

Net asset value, end of period	$8.15	$8.14	$7.41	$6.25	$10.79

Total Return, at Net Asset Value[3]	3.47%	13.27%	20.17%	(37.92)%	3.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,015	$2,047	$963	$475	$604

Average net assets (in thousands)	$2,522	$1,398	$609	$732	$385

Ratios to average net assets:[4]
Net investment income (loss)	3.42%[5]	3.31%[5]	(0.74)%	1.95%	5.70%
Total expenses[6]	0.17%[5]	0.14%[5]	0.22%	0.09%	0.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%[5]	0.14%[5]	0.14%	0.09%	0.01%

Portfolio turnover rate	12%	36%	21%	14%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	0.79%
Year Ended January 31, 2011	0.75%
Year Ended January 31, 2010	0.82%
Year Ended January 31, 2009	0.64%
Year Ended January 31, 2008	0.57%
See accompanying Notes to Financial Statements.
31 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek current income with a secondary objective of long-term growth of capital. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
32 | CONSERVATIVE INVESTOR FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.
There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.
     The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund
33 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$932,189	$—	$59,374,375	$51,593,013

1.	As of January 31, 2012, the Fund had $59,374,375 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$14,489,934
2019	44,255,962
No expiration	628,479

Total	$59,374,375

2.	During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2011, the Fund did not utilize any capital loss carryforward.
34 | CONSERVATIVE INVESTOR FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended	Year Ended
	January 31, 2012	January 31, 2011

Distributions paid from:
Ordinary income	$11,534,007	$9,767,239
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$491,347,049

Gross unrealized appreciation	$23,890,237
Gross unrealized depreciation	(75,483,250)

Net unrealized depreciation	$(51,593,013)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,773
Payments Made to Retired Trustees	2,042
Accumulated Liability as of January 31, 2012	13,663
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment,
35 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
36 | CONSERVATIVE INVESTOR FUND

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	10,299,393	$84,519,509	10,985,203	$85,713,088
Dividends and/or distributions reinvested	835,306	6,615,635	676,636	5,461,606
Redeemed	(8,475,753)	(69,475,534)	(7,298,815)	(57,074,056)

Net increase	2,658,946	$21,659,610	4,363,024	$34,100,638

Class B
Sold	1,150,653	$9,319,623	1,056,883	$8,193,051
Dividends and/or distributions reinvested	78,348	616,595	69,321	555,955
Redeemed	(1,234,964)	(10,049,799)	(1,153,949)	(8,924,481)

Net decrease	(5,963)	$(113,581)	(27,745)	$(175,475)

Class C
Sold	5,297,774	$42,746,970	4,588,839	$35,360,610
Dividends and/or distributions reinvested	326,153	2,557,030	248,510	1,988,073
Redeemed	(3,961,390)	(32,015,542)	(3,529,884)	(27,378,149)

Net increase	1,662,537	$13,288,458	1,307,465	$9,970,534

Class N
Sold	2,125,491	$17,358,376	2,439,740	$18,936,108
Dividends and/or distributions reinvested	140,178	1,106,005	136,435	1,095,707
Redeemed	(3,167,185)	(25,754,232)	(3,324,875)	(25,815,604)

Net decrease	(901,516)	$(7,289,851)	(748,700)	$(5,783,789)

Class Y
Sold	231,710	$1,908,893	241,221	$1,882,522
Dividends and/or distributions reinvested	11,445	90,871	7,578	61,306
Redeemed	(124,522)	(1,025,527)	(127,331)	(999,557)

Net increase	118,633	$974,237	121,468	$944,271

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NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$77,188,258	$49,784,626
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2012 was 0.51%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2012, the Fund paid $851,886 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
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Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2011 were as follows:

Class B	$230,748
Class C	1,416,286
Class N	1,111,900
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2012	$222,924	$3,177	$88,484	$12,934	$1,220
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
40 | CONSERVATIVE INVESTOR FUND

     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
41 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Conservative Investor Fund (a separate series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conservative Investor Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 9.29% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $1,331,646 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2012, the maximum amount allowable but not less than $8,007,356 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $34,170 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $311,951 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
44 | CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
45 | CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Krishna Memani, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail and institutional mixed-asset target allocation conservative funds. The Board noted that the Fund’s one-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated mixed-asset target allocation conservative fund of funds with comparable asset levels and distribution features. The Board noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management
46 | CONSERVATIVE INVESTOR FUND

fees, while certain peer group funds did charge direct management fees. The Fund’s total expenses, inclusive of Underlying Fund expenses, were lower than its peer group median and average. The Board noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.25% for Class A, 2.00% for Class B and Class C, 1.50% for Class N and 1.00% for Class Y. This limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
47 | CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
48 | CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of the Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005)	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011):
Age: 69	and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 59	Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Independent Director of the ICI Board of Governors (since October 2011): Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital
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Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	(non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 53	Vice President of the Manager (since September 1997); Director of Asset Allocation (since September 2010); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2010) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina Nasta, Vice President and Chief Business Officer (since) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.
52 | CONSERVATIVE INVESTOR FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).
53 | CONSERVATIVE INVESTOR FUND

CONSERVATIVE INVESTOR FUND
A Series of Oppenheimer Portfolio Series

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent	KPMG llp
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
54 | CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
55 | CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL-OPP (225-5677).
56 | CONSERVATIVE INVESTOR FUND

January 31, 2012

Moderate Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

January 31, 2012 Moderate Management Commentary Investor Fund and A Series of Oppenheimer Portfolio Series Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Holdings

Oppenheimer Value Fund, Cl. Y	18.4%
Oppenheimer Core Bond Fund, Cl. Y	16.6
Oppenheimer Capital Appreciation Fund, Cl. Y	13.3
Oppenheimer Limited-Term Government Fund, Cl. Y	11.1
Oppenheimer International Bond Fund, Cl. Y	8.3
Oppenheimer International Growth Fund, Cl. Y	6.5
Oppenheimer Main Street Small- & Mid-Cap Fund®, Cl. Y	5.2
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	4.0
Oppenheimer Master Inflation Protected Securities Fund, LLC	3.0
Oppenheimer Quest International Value Fund, Cl. Y	3.0
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on the total market value of investments.
7 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended January 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance.1 During the reporting period, Moderate Investor Fund’s Class A shares (without sales charge) returned 1.31%. In comparison, the Barclays Capital U.S. Aggregate Bond Index returned 8.66% and the S&P 500 Index returned 4.22%. The Fund experienced the bulk of its underperformance over the third quarter of 2011, when equities and higher-yielding fixed-income securities experienced declines.
     On the domestic equity side, Oppenheimer Value Fund was the Fund’s largest underlying holding at period end. This underlying fund faced some challenges during the period, particularly in the third quarter of 2011, when its performance fell farther than its benchmark, the Russell 1000 Value Index, and then didn’t recover as swiftly in the final four months of the period when the U.S. equity market rallied.
     The Fund’s second largest underlying domestic equity holding, Oppenheimer Capital Appreciation Fund, produced positive results but underperformed its benchmark, the Russell 1000 Growth Index. This underlying fund underperformed primarily as a result of sharp declines in the third quarter of 2011 when significant market volatility roiled the global risk markets. However, it performed better in the final four months of the period, resulting in a positive return for the year. The Fund had a smaller investment in another domestic equity fund, Oppenheimer Main Street Small- & Mid-Cap Fund. Despite the market volatility over the third quarter of 2011, this underlying fund produced positive results and outperformed its benchmark, the Russell 2500 Index.
     The Fund’s underlying foreign equity funds did not contribute positively to performance results. Foreign equities generally fared worse for the 12-month reporting period as compared to most domestic equity indices and this was reflected in the performance of the Fund’s holdings in this area. The European debt crisis, in addition to GDP growth in certain emerging market countries swinging from strong to slow or negative, weighed heavily on the returns of these underlying funds. The largest underlying foreign equity fund was Oppenheimer International Growth Fund. This underlying fund performed much better than its benchmark, the MSCI EAFE Index. Nevertheless, Oppenheimer International Growth Fund experienced declines for the period. The Fund had a smaller investment

1.	The Fund is invested in Class Y shares of all underlying funds discussed in this Management’s Discussion of Fund Performance, except for Oppenheimer Master Inflation Protected Securities Fund, LLC, which does not offer Class Y shares.
8 | MODERATE INVESTOR FUND

in Oppenheimer Quest International Value Fund. For the period, Oppenheimer Quest International Value Fund underperformed the MSCI EAFE Index, also its benchmark.
     In the fixed-income space, the Fund had its largest investment in Oppenheimer Core Bond Fund, followed by smaller investments in Oppenheimer Limited-Term Government Fund and Oppenheimer International Bond Fund. Fixed-income investments, particularly those domiciled in the U.S., typically performed much better than equities. Corporate bonds and mortgage-backed securities generally had solid performance results. Oppenheimer Core Bond Fund had positive performance for the 12-month reporting period and performed in line with its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Oppenheimer Limited-Term Government Fund finished the reporting period up slightly and outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Bond Index.
     Oppenheimer International Bond Fund produced positive performance but underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index. This underlying fund performed positively in the first half of the reporting period and then, as volatility in the international risk markets significantly intensified, struggled over much of the second half, in part due to unexpected and ongoing volatility in the currency markets. It closed the period on a good note, posting a positive return in January.
     In terms of alternative investments, the Fund’s largest alternatives holding at period end was Oppenheimer Commodity Strategy Total Return Fund, which produced a negative return. Commodity-linked investments experienced volatility during the period due to significant fluctuations in oil prices, as well as in other areas such as precious metals and food prices. It underperformed its benchmark, the S&P GSCI. The Fund’s second largest alternative underlying holding was Oppenheimer Master Inflation Protected Securities Fund, LLC, which produced a positive double digit return and outperformed its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index. This underlying fund’s performance is closely correlated to U.S. inflation rates, which increased this period amid higher food and energy costs.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until January 31, 2012. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
9 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
10 | MODERATE INVESTOR FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
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FUND PERFORMANCE DISCUSSION
12 | MODERATE INVESTOR FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
13 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
14 | MODERATE INVESTOR FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
15 | MODERATE INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
16 | MODERATE INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | MODERATE INVESTOR FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	August 1, 2011	January 31, 2012	January 31, 2012
Class A	$1,000.00	$987.20	$2.26
Class B	1,000.00	983.30	6.72
Class C	1,000.00	983.70	6.07
Class N	1,000.00	986.20	3.66
Class Y	1,000.00	987.70	1.86

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.94	2.30
Class B	1,000.00	1,018.45	6.84
Class C	1,000.00	1,019.11	6.18
Class N	1,000.00	1,021.53	3.73
Class Y	1,000.00	1,023.34	1.89
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.45%
Class B	1.34
Class C	1.21
Class N	0.73
Class Y	0.37
The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2012

	Shares	Value
Investment Companies—100.2%[1]

Alternative Funds—10.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	11,464,253	$39,093,103

Oppenheimer Gold & Special Minerals Fund, Cl. Y	249,850	9,651,722

Oppenheimer Master Inflation Protected Securities Fund, LLC	2,496,109	29,271,311

Oppenheimer Real Estate Fund, Cl. Y	1,006,120	21,691,943

		99,708,079

Domestic Equity Funds—36.9%
Oppenheimer Capital Appreciation Fund, Cl. Y	2,762,136	130,234,697

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,297,101	51,409,111

Oppenheimer Value Fund, Cl. Y	8,309,915	181,156,146

		362,799,954

Domestic Fixed Income Funds—30.4%
Oppenheimer Champion Income Fund, Cl. Y	14,627,797	26,183,757

Oppenheimer Core Bond Fund, Cl. Y	24,401,124	163,487,530

Oppenheimer Limited-Term Government Fund, Cl. Y	11,723,064	109,493,418

		299,164,705

Foreign Equity Funds—11.7%
Oppenheimer Developing Markets Fund, Cl. Y	546,324	17,258,382

Oppenheimer International Growth Fund, Cl. Y	2,364,206	63,431,650

Oppenheimer International Small Company Fund, Cl. Y	290,089	5,671,243

Oppenheimer Quest International Value Fund, Cl. Y	2,186,520	29,036,992

		115,398,267

Foreign Fixed Income Fund—8.3%
Oppenheimer International Bond Fund, Cl. Y	12,823,081	81,683,023

Money Market Fund—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%[2]	26,083,846	26,083,846

Total Investments, at Value (Cost $943,402,892)	100.2%	984,837,874

Liabilities in Excess of Other Assets	(0.2)	(2,289,967)

Net Assets	100.0%	$982,547,907

19 | MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	January 31,	Gross	Gross	January 31,
	2011	Additions	Reductions	2012
Oppenheimer Capital Appreciation Fund, Cl. Y	2,910,692	196,026	344,582	2,762,136
Oppenheimer Champion Income Fund, Cl. Y	14,308,867	1,869,647	1,550,717	14,627,797
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	11,909,155	1,739,920	2,184,822	11,464,253
Oppenheimer Core Bond Fund, Cl. Y	24,439,590	4,142,967	4,181,433	24,401,124
Oppenheimer Developing Markets Fund, Cl. Y	570,332	36,562	60,570	546,324
Oppenheimer Gold & Special Minerals Fund, Cl. Y	224,095	45,409	19,654	249,850
Oppenheimer Institutional
Money Market Fund, Cl. E	25,423,580	2,982,101	2,321,835	26,083,846
Oppenheimer International Bond Fund, Cl. Y	12,079,581	2,069,058	1,325,558	12,823,081
Oppenheimer International Growth Fund, Cl. Y	2,421,961	188,872	246,627	2,364,206
Oppenheimer International Small
Company Fund, Cl. Y	313,221	27,892	51,024	290,089
Oppenheimer Limited-Term Government Fund, Cl. Y	12,012,357	1,445,529	1,734,822	11,723,064
Oppenheimer Main Street
Small- & Mid-Cap Fund, Cl. Y	2,470,478	220,596	393,973	2,297,101
Oppenheimer Master Inflation
Protected Securities Fund, LLC	2,675,110	286,231	465,232	2,496,109
Oppenheimer Quest International Value Fund, Cl. Y	2,000,952	433,004	247,436	2,186,520
Oppenheimer Real Estate Fund, Cl. Y	1,092,550	57,798	144,228	1,006,120
Oppenheimer Value Fund, Cl. Y	8,149,679	1,122,320	962,084	8,309,915

				Realized
	Value	Income		Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y	$130,234,697	$754,017		$(864,448)
Oppenheimer Champion Income Fund, Cl. Y	26,183,757	2,295,763		(6,347,599)
Oppenheimer Commodity Strategy Total
Return Fund, Cl. Y	39,093,103	2,421,633		(7,329,922)
Oppenheimer Core Bond Fund, Cl. Y	163,487,530	8,299,279		(11,023,975)
Oppenheimer Developing Markets Fund, Cl. Y	17,258,382	362,656		65,525
Oppenheimer Gold & Special Minerals Fund, Cl. Y	9,651,722	211,399		(91,647)
Oppenheimer Institutional Money Market Fund, Cl. E	26,083,846	47,589		—
Oppenheimer International Bond Fund, Cl. Y	81,683,023	4,516,375		(107,909)
Oppenheimer International Growth Fund, Cl. Y	63,431,650	761,130		240,894
Oppenheimer International Small Company Fund, Cl. Y	5,671,243	279,254		(3,581)
Oppenheimer Limited-Term Government Fund, Cl. Y	109,493,418	3,289,577		(286,977)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	51,409,111	295,168		872,568
Oppenheimer Master Inflation Protected Securities Fund, LLC	29,271,311	982,511	[a]	570,793 [a]
Oppenheimer Quest International Value Fund, Cl. Y	29,036,992	453,902		(66,819)
Oppenheimer Real Estate Fund, Cl. Y	21,691,943	240,233		270,959
Oppenheimer Value Fund, Cl. Y	181,156,146	2,927,672		(3,090,138)

	$984,837,874	$28,138,158		$(27,192,276)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.	Rate shown is the 7-day yield as of January 31, 2012.
20 | MODERATE INVESTOR FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2012 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$955,566,563	$29,271,311	$—	$984,837,874

Total Assets	$955,566,563	$29,271,311	$—	$984,837,874

The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*
Assets Table
Investments, at Value:
Investment Companies	$(27,414,611)	$27,414,611

Total Assets	$(27,414,611)	$27,414,611

*	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
21 | MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2012

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $943,402,892)	$984,837,874

Receivables and other assets:
Dividends	1,322,760
Shares of beneficial interest sold	525,425
Investments sold	163,605
Other	44,243

Total assets	986,893,907

Liabilities
Bank overdraft	122,068

Payables and other liabilities:
Shares of beneficial interest redeemed	2,364,007
Investments purchased	1,317,752
Distribution and service plan fees	201,674
Transfer and shareholder servicing agent fees	145,957
Shareholder communications	93,357
Trustees’ compensation	72,154
Other	29,031

Total liabilities	4,346,000

Net Assets	$982,547,907

Composition of Net Assets
Par value of shares of beneficial interest	$113,946

Additional paid-in capital	1,210,565,698

Accumulated net investment income	6,173,305

Accumulated net realized loss on investments	(275,740,024)

Net unrealized appreciation on investments	41,434,982

Net Assets	$982,547,907

22 | MODERATE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $538,032,293 and 62,044,123 shares of beneficial interest outstanding)	$8.67
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.20

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,664,499 and 12,692,578 shares of beneficial interest outstanding)	$8.56

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $231,079,137 and 27,065,992 shares of beneficial interest outstanding)	$8.54

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $95,266,833 and 11,050,928 shares of beneficial interest outstanding)	$8.62

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,505,145 and 1,092,200 shares of beneficial interest outstanding)	$8.70
See accompanying Notes to Financial Statements.
23 | MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2012

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$982,511
Expenses	(131,135)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	851,376

Investment Income
Dividends from affiliated companies	27,155,647

Interest	745

Other income	23,964

Total investment income	27,180,356

Expenses
Distribution and service plan fees:
Class A	1,327,896
Class B	1,134,316
Class C	2,307,267
Class N	529,146

Transfer and shareholder servicing agent fees:
Class A	873,172
Class B	302,333
Class C	420,052
Class N	200,592
Class Y	18,876

Shareholder communications:
Class A	93,606
Class B	35,450
Class C	38,117
Class N	6,224
Class Y	182

Trustees’ compensation	19,981

Custodian fees and expenses	10,457

Administration service fees	1,500

Other	53,622

Total expenses	7,372,789

Net Investment Income	20,658,943
24 | MODERATE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(27,763,069)
Distributions received from affiliated companies	414,230

Net realized gain allocated from Oppenheimer Master Inflation Protected
Securities Fund, LLC	570,793

Total net realized loss	(26,778,046)

Net change in unrealized appreciation/depreciation on investments	13,198,830

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	2,489,756

Total net change in unrealized appreciation/depreciation	15,688,586

Net Increase in Net Assets Resulting from Operations	$9,569,483

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
25 | MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2012	2011
Operations
Net investment income	$20,658,943	$17,375,888

Net realized loss	(26,778,046)	(144,809,124)

Net change in unrealized appreciation/depreciation	15,688,586	260,960,822

Net increase in net assets resulting from operations	9,569,483	133,527,586

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,561,626)	(10,733,291)
Class B	(1,606,886)	(1,457,394)
Class C	(3,766,275)	(3,098,012)
Class N	(2,084,906)	(1,937,813)
Class Y	(246,036)	(151,542)

	(20,265,729)	(17,378,052)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,345,547	30,088,734
Class B	(8,615,040)	(1,570,605)
Class C	3,310,300	9,857,330
Class N	(12,968,609)	2,876,664
Class Y	3,092,112	3,303,944

	(13,835,690)	44,556,067

Net Assets
Total increase (decrease)	(24,531,936)	160,705,601

Beginning of period	1,007,079,843	846,374,242

End of period (including accumulated net investment income of $6,173,305 and $5,780,091, respectively)	$982,547,907	$1,007,079,843

See accompanying Notes to Financial Statements.
26 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.77	$7.72	$6.12	$11.01	$11.42

Income (loss) from investment operations:
Net investment income[1]	.21	.18	.07	.13	.54
Net realized and unrealized gain (loss)	(.10)	1.05	1.54	(4.53)	(.41)

Total from investment operations	.11	1.23	1.61	(4.40)	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.18)	(.01)	(.13)	(.45)
Distributions from net realized gain	—	—	—	(.25)	(.09)
Tax return of capital distribution	—	—	—	(.11)	—

Total dividends and/or distributions to shareholders	(.21)	(.18)	(.01)	(.49)	(.54)

Net asset value, end of period	$8.67	$8.77	$7.72	$6.12	$11.01

Total Return, at Net Asset Value[2]	1.31%	15.94%	26.28%	(40.17)%	1.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$538,032	$542,308	$450,074	$351,987	$497,377

Average net assets (in thousands)	$539,801	$491,634	$403,150	$486,485	$423,981

Ratios to average net assets:[3]
Net investment income	2.38%[4]	2.20%[4]	1.04%	1.36%	4.59%
Total expenses[5]	0.45%[4]	0.47%[4]	0.51%	0.42%	0.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%[4]	0.47%[4]	0.51%	0.42%	0.37%

Portfolio turnover rate	12%	43%	13%	9%	3%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.11%
Year Ended January 31, 2011	1.12%
Year Ended January 31, 2010	1.15%
Year Ended January 31, 2009	1.00%
Year Ended January 31, 2008	0.95%
See accompanying Notes to Financial Statements.
27 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.65	$7.62	$6.09	$10.92	$11.34

Income (loss) from investment operations:
Net investment income[1]	.13	.11	.03	.05	.42
Net realized and unrealized gain (loss)	(.09)	1.03	1.50	(4.47)	(.39)

Total from investment operations	.04	1.14	1.53	(4.42)	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.11)	—	(.05)	(.36)
Distributions from net realized gain	—	—	—	(.25)	(.09)
Tax return of capital distribution	—	—	—	(.11)	—

Total dividends and/or distributions to shareholders	(.13)	(.11)	—	(.41)	(.45)

Net asset value, end of period	$8.56	$8.65	$7.62	$6.09	$10.92

Total Return, at Net Asset Value[2]	0.49%	14.94%	25.12%	(40.64)%	0.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,665	$118,398	$105,937	$86,709	$132,233

Average net assets (in thousands)	$113,632	$111,116	$96,884	$123,999	$121,584

Ratios to average net assets:[3]
Net investment income	1.48%[4]	1.32%[4]	0.43%	0.49%	3.61%
Total expenses[5]	1.32%[4]	1.34%[4]	1.41%	1.26%	1.18%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses	1.32%[4]	1.34%[4]	1.40%	1.26%	1.18%

Portfolio turnover rate	12%	43%	13%	9%	3%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.98%
Year Ended January 31, 2011	1.99%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.84%
Year Ended January 31, 2008	1.76%
See accompanying Notes to Financial Statements.
28 | MODERATE INVESTOR FUND

Class C Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.63	$7.61	$6.07	$10.90	$11.33

Income (loss) from investment operations:
Net investment income[1]	.14	.12	.03	.05	.45
Net realized and unrealized gain (loss)	(.09)	1.02	1.51	(4.46)	(.41)

Total from investment operations	.05	1.14	1.54	(4.41)	.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.12)	—	(.06)	(.38)
Distributions from net realized gain	—	—	—	(.25)	(.09)
Tax return of capital distribution	—	—	—	(.11)	—

Total dividends and/or distributions to shareholders	(.14)	(.12)	—	(.42)	(.47)

Net asset value, end of period	$8.54	$8.63	$7.61	$6.07	$10.90

Total Return, at Net Asset Value[2]	0.65%	14.97%	25.37%	(40.66)%	0.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,079	$230,368	$194,113	$158,155	$231,792

Average net assets (in thousands)	$231,140	$209,895	$175,655	$223,472	$193,641

Ratios to average net assets:[3]
Net investment income	1.61%[4]	1.42%[4]	0.45%	0.56%	3.88%
Total expenses[5]	1.22%[4]	1.25%[4]	1.30%	1.20%	1.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%[4]	1.25%[4]	1.30%	1.20%	1.14%

Portfolio turnover rate	12%	43%	13%	9%	3%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.88%
Year Ended January 31, 2011	1.90%
Year Ended January 31, 2010	1.94%
Year Ended January 31, 2009	1.78%
Year Ended January 31, 2008	1.72%
See accompanying Notes to Financial Statements.
29 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.71	$7.67	$6.09	$10.96	$11.38

Income (loss) from investment operations:
Net investment income[1]	.18	.16	.04	.11	.51
Net realized and unrealized gain (loss)	(.09)	1.04	1.54	(4.51)	(.41)

Total from investment operations	.09	1.20	1.58	(4.40)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.16)	—	(.11)	(.43)
Distributions from net realized gain	—	—	—	(.25)	(.09)
Tax return of capital distribution	—	—	—	(.11)	—

Total dividends and/or distributions to shareholders	(.18)	(.16)	—	(.47)	(.52)

Net asset value, end of period	$8.62	$8.71	$7.67	$6.09	$10.96

Total Return, at Net Asset Value[2]	1.12%	15.62%	25.94%	(40.36)%	0.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,267	$109,375	$93,550	$72,712	$96,080

Average net assets (in thousands)	$105,816	$101,701	$85,066	$96,842	$73,754

Ratios to average net assets:[3]
Net investment income	2.08%[4]	1.93%[4]	0.61%	1.13%	4.36%
Total expenses[5]	0.72%[4]	0.73%[4]	0.78%	0.69%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%[4]	0.73%[4]	0.78%	0.69%	0.64%

Portfolio turnover rate	12%	43%	13%	9%	3%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.38%
Year Ended January 31, 2011	1.38%
Year Ended January 31, 2010	1.42%
Year Ended January 31, 2009	1.27%
Year Ended January 31, 2008	1.22%
See accompanying Notes to Financial Statements.
30 | MODERATE INVESTOR FUND

Class Y Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.80	$7.75	$6.14	$11.05	$11.45

Income (loss) from investment operations:
Net investment income[1]	.24	.22	.05	.18	.55
Net realized and unrealized gain (loss)	(.11)	1.04	1.60	(4.57)	(.38)

Total from investment operations	.13	1.26	1.65	(4.39)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.21)	(.04)	(.16)	(.48)
Distributions from net realized gain	—	—	—	(.25)	(.09)
Tax return of capital distribution	—	—	—	(.11)	—

Total dividends and/or distributions to shareholders	(.23)	(.21)	(.04)	(.52)	(.57)

Net asset value, end of period	$8.70	$8.80	$7.75	$6.14	$11.05

Total Return, at Net Asset Value[2]	1.57%	16.32%	26.81%	(39.90)%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,505	$6,631	$2,700	$1,932	$1,860

Average net assets (in thousands)	$8,314	$4,695	$2,137	$2,296	$1,315

Ratios to average net assets:[3]
Net investment income	2.71%[4]	2.68%[4]	0.72%	1.91%	4.67%
Total expenses[5]	0.25%[4]	0.08%[4]	0.09%	0.05%	0.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%[4]	0.08%[4]	0.09%	0.05%	0.02%

Portfolio turnover rate	12%	43%	13%	9%	3%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	0.91%
Year Ended January 31, 2011	0.73%
Year Ended January 31, 2010	0.73%
Year Ended January 31, 2009	0.63%
Year Ended January 31, 2008	0.60%
See accompanying Notes to Financial Statements.
31 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital and current income. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
32  | MODERATE INVESTOR FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.
     The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund
33  | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$6,244,032	$—	$180,272,024	$54,032,947

1.	As of January 31, 2012, the Fund had $180,272,024 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$28,839,447
2019	142,546,959
No expiration	8,885,618

Total	$180,272,024

2.	During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2011, the Fund did not utilize any capital loss carryforward.
34  | MODERATE INVESTOR FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended	Year Ended
	January 31, 2012	January 31, 2011

Distributions paid from:
Ordinary income	$20,265,729	$17,378,052
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,039,175,639

Gross unrealized appreciation	$65,784,724
Gross unrealized depreciation	(119,817,671)

Net unrealized depreciation	$(54,032,947)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,445
Payments Made to Retired Trustees	5,424
Accumulated Liability as of January 31, 2012	36,298
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee
35  | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
36  | MODERATE INVESTOR FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	14,269,352	$125,531,029	17,009,766	$140,102,843
Dividends and/or
distributions reinvested	1,464,269	12,255,806	1,192,639	10,375,957
Redeemed	(15,547,329)	(136,441,288)	(14,676,234)	(120,390,066)

Net increase	186,292	$1,345,547	3,526,171	$30,088,734

Class B
Sold	2,327,952	$20,179,704	2,747,129	$22,215,167
Dividends and/or
distributions reinvested	191,931	1,587,317	166,082	1,426,645
Redeemed	(3,513,199)	(30,382,061)	(3,130,165)	(25,212,417)

Net decrease	(993,316)	$(8,615,040)	(216,954)	$(1,570,605)

Class C
Sold	6,733,336	$57,968,442	7,205,462	$58,567,346
Dividends and/or
distributions reinvested	447,572	3,692,473	349,942	2,999,007
Redeemed	(6,798,499)	(58,350,615)	(6,391,189)	(51,709,023)

Net increase	382,409	$3,310,300	1,164,215	$9,857,330

Class N
Sold	3,228,436	$28,212,497	3,969,297	$32,614,214
Dividends and/or
distributions reinvested	232,472	1,936,494	202,295	1,749,854
Redeemed	(4,962,894)	(43,117,600)	(3,814,677)	(31,487,404)

Net increase (decrease)	(1,501,986)	$(12,968,609)	356,915	$2,876,664

Class Y
Sold	647,463	$5,798,619	558,836	$4,576,221
Dividends and/or
distributions reinvested	28,974	243,382	17,048	148,832
Redeemed	(337,480)	(2,949,889)	(171,128)	(1,421,109)

Net increase	338,957	$3,092,112	404,756	$3,303,944

37  | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$117,757,945	$130,947,945
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2012 was 0.55%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2012, the Fund paid $1,817,195 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor
38  | MODERATE INVESTOR FUND

for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2011 were as follows:

Class B	$1,304,341
Class C	3,124,759
Class N	1,685,186
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2012	$656,352	$153	$248,566	$30,292	$5,554
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that “Total expenses,” (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
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     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Moderate Investor Fund (a separate series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moderate Investor Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 19.25% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $5,614,912 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2012, the maximum amount allowable but not less than $11,317,619 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $231,455 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $2,093,720 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Krishna Memani, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s one-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated mixed-asset target allocation moderate funds of funds. The Board noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct
46  | MODERATE INVESTOR FUND

management fees. The Fund’s total expenses, inclusive of Underlying Fund expenses, were lower than its peer group median and average. The Board also noted that the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Fund Operating Expenses (the combined direct (Fund Level) and indirect (Underlying Fund Level) expenses) as a percentage of daily net assets, will not exceed the annual rate of 1.30% for Class A, 2.05% for Class B and Class C, 1.55% for Class N and 1.05% for Class Y. This limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in Underlying Funds. This limitation may be amended or withdrawn at any time without notice to shareholders.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company):

Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of the Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 59	Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Mary Ann Tynan, Trustee (since 2008) Age: 66	Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 53	Vice President of the Manager (since September 1997); Director of Asset Allocation (since September 2010); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2010) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009);
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TRUSTEES AND OFFICERS Unaudited / Continued

Krishna Memani, Continued	Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.
52 | MODERATE INVESTOR FUND

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).
53 | MODERATE INVESTOR FUND

MODERATE INVESTOR FUND
A Series of Oppenheimer Portfolio Series

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
54 | MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
55 | MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL-OPP (225-5677).
56 | MODERATE INVESTOR FUND

January 31, 2012

Active Allocation Fund

A Series of Oppenheimer Portfolio Series

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Holdings

Oppenheimer Value Fund, Cl. Y	20.7%
Oppenheimer Capital Appreciation Fund, Cl. Y	16.1
Oppenheimer International Growth Fund, Cl. Y	12.0
Oppenheimer Core Bond Fund, Cl. Y	10.3
Oppenheimer Limited-Term Government Fund, Cl. Y	5.7
Oppenheimer Main Street Small- & Mid-Cap Fund®, Cl. Y	5.2
Oppenheimer International Bond Fund, Cl. Y	5.2
Oppenheimer Quest International Value Fund, Cl. Y	5.0
Oppenheimer Developing Markets Fund, Cl. Y	4.4
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on total market value of investments. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
7 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended January 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance.1 During the reporting period, Active Allocation Fund’s Class A shares (without sales charge) returned —2.02%. In comparison, the Barclays Capital U.S. Aggregate Bond Index returned 8.66% and the S&P 500 Index returned 4.22%. The Fund experienced the bulk of its negative results over the third quarter of 2011, when equities and higher-yielding fixed-income securities experienced declines. At period end, the Fund had roughly 80% of its assets invested in a “static allocation” of Oppenheimer funds and approximately 20% invested in a “tactical allocation,” in an attempt to take advantage of short- to mid-term market conditions.
     In terms of the static allocation, Oppenheimer Value Fund was the Fund’s largest underlying holding on the domestic equity side. This underlying fund faced some challenges during the period, particularly in the third quarter of 2011, when its performance fell farther than its benchmark, the Russell 1000 Value Index, and then didn’t recover as swiftly in the final four months of the period when the U.S. equity market rallied.
     The static allocation’s second largest underlying domestic equity holding, Oppenheimer Capital Appreciation Fund, produced positive absolute results but underperformed its benchmark, the Russell 1000 Growth Index. This underlying fund underperformed primarily as a result of sharp declines in the third quarter of 2011 when significant market volatility roiled the global risk markets. However, it performed better in the final four months of the period, resulting in a positive return for the year. The static allocation had a smaller investment in another domestic equity fund, Oppenheimer Main Street Small- & Mid-Cap Fund. Despite the market volatility over the third quarter of 2011, this underlying fund produced positive results and outperformed its benchmark, the Russell 2500 Index.
     The static allocation’s underlying foreign equity funds did not contribute positively to performance results. Foreign equities generally fared worse for the 12-month reporting period as compared to most domestic equity indices and this was reflected in the performance of the Fund’s holdings in this area. The European debt crisis, in addition to GDP growth in certain emerging market countries swinging from strong to slow or negative, weighed heavily on global equities. The largest underlying foreign equity fund was Oppenheimer International Growth Fund. This underlying fund performed much better than its benchmark, the MSCI EAFE Index. Nevertheless, Oppenheimer International Growth Fund experienced declines for the period. The static allocation had smaller
1. The Fund is invested in Class Y shares of all underlying funds discussed in this Management’s Discussion of Fund Performance.
8 | ACTIVE ALLOCATION FUND

investments in Oppenheimer Quest International Value Fund and Oppenheimer Developing Markets Fund. For the period, Oppenheimer Developing Markets Fund outperformed its benchmark, the MSCI Emerging Markets Index, while Oppenheimer Quest International Value Fund underperformed the MSCI EAFE Index, also its benchmark.
     In the fixed-income space, the static allocation had its largest investment in Oppenheimer Core Bond Fund, followed by smaller investments in Oppenheimer Limited-Term Government Fund and Oppenheimer International Bond Fund. Fixed-income investments, particularly those domiciled in the U.S., typically performed much better than equities. Corporate bonds and mortgage-backed securities generally had solid performance results. Oppenheimer Core Bond Fund had positive performance for the 12-month reporting period and performed generally in line with its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Oppenheimer Limited-Term Government Fund finished the reporting period up slightly and outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Bond Index.
     Oppenheimer International Bond Fund produced positive performance, but underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index. This underlying fund performed positively in the first half of the reporting period and then, as volatility in the international risk markets significantly intensified, struggled over much of the second half, in part due to unexpected and ongoing volatility in the currency markets. It closed the period on a good note, posting a positive return in January.
     In terms of the tactical (“actively managed”) portion of the Fund, the significant volatility in global equities, currency markets and foreign fixed-income investments resulted in a challenging investment environment. The component did not perform well with its relative tilts on equity and fixed income sectors, particularly over the second half of 2011. For example, we attempted to opportunistically hedge the component’s exposure to equities but the timing of these hedges detracted from performance. A long position in historically riskier asset classes over the summer of 2011, coupled with a larger allocation in more defensive asset classes when the markets rallied over the last quarter of 2011, detracted from performance.
     A number of strategies benefited the component’s performance, including exposure to high dividend paying stocks, bank loans, and event-linked bonds. Exposure to Oppenheimer Real Estate Fund also contributed to performance, as it performed positively over the fourth quarter of 2011. In terms of positioning, towards the end of 2011, the component’s allocation to fixed income favored event-linked bonds. In order to limit the Fund’s exposure to the European debt crisis, the tactical component’s allocation towards global equities was re-allocated primarily to U.S. and emerging market equities. On the inflation front,
9 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
the component also had an allocation to commodities, Treasury Inflation-Protected securities (TIPs), real estate and gold and special minerals.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until January 31, 2012. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
10 | ACTIVE ALLOCATION FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
11 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
12 | ACTIVE ALLOCATION FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
13 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
14 | ACTIVE ALLOCATION FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
15 | ACTIVE ALLOCATION FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
16 | ACTIVE ALLOCATION FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | ACTIVE ALLOCATION FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	August 1, 2011	January 31, 2012	January 31, 2012

Class A	$1,000.00	$960.90	$2.77
Class B	1,000.00	956.90	7.08
Class C	1,000.00	958.30	6.54
Class N	1,000.00	960.30	3.71
Class Y	1,000.00	964.00	0.94

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.38	2.86
Class B	1,000.00	1,018.00	7.30
Class C	1,000.00	1,018.55	6.74
Class N	1,000.00	1,021.42	3.83
Class Y	1,000.00	1,024.25	0.97
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2012 are as follows:

Class	Expense Ratios

Class A	0.56%
Class B	1.43
Class C	1.32
Class N	0.75
Class Y	0.19
The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS January 31, 2012

	Shares	Value
Investment Companies—99.6%[1]
Alternative Funds—7.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,661,840	$46,586,874
Oppenheimer Gold & Special Minerals Fund, Cl. Y	286,317	11,060,435
Oppenheimer Master Event-Linked Bond Fund, LLC	2,227,220	25,142,886
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,932,723	34,391,376
Oppenheimer Real Estate Fund, Cl. Y	1,391,726	30,005,607

		147,187,178
Domestic Equity Funds—44.8%
Oppenheimer Capital Appreciation Fund, Cl. Y	6,661,389	314,084,491
Oppenheimer Discovery Fund, Cl. Y	391,569	23,709,495
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	4,568,848	102,250,824
Oppenheimer Rising Dividends Fund, Cl. Y	1,815,339	30,515,849
Oppenheimer Value Fund, Cl. Y	18,483,379	402,937,665

		873,498,324
Domestic Fixed Income Funds—18.0%
Oppenheimer Champion Income Fund, Cl. Y	21,817,229	39,052,840
Oppenheimer Core Bond Fund, Cl. Y	30,022,131	201,148,277
Oppenheimer Limited-Term Government Fund, Cl. Y	11,957,314	111,681,314

		351,882,431
Foreign Equity Funds—22.4%
Oppenheimer Developing Markets Fund, Cl. Y	2,719,088	85,895,990
Oppenheimer International Growth Fund, Cl. Y	8,742,041	234,548,962
Oppenheimer International Small Company Fund, Cl. Y	1,001,705	19,583,338
Oppenheimer Quest International Value Fund, Cl. Y	7,275,334	96,616,441

		436,644,731
Foreign Fixed Income Fund—5.2%
Oppenheimer International Bond Fund, Cl. Y	16,035,885	102,148,586
Money Market Fund—1.6%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.23%[2]	31,015,263	31,015,263

Total Investment Companies (Cost $1,738,530,702)		1,942,376,513
19 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

U.S. Government Obligations—0.6%
U.S. Treasury Bills:
0.065%, 5/31/12[3,4]	$9,735,000	$9,732,975
0.095%, 1/10/13	2,775,000	2,772,086

Total U.S. Government Obligations (Cost $12,505,792)		12,505,061
Total Investments, at Value (Cost $1,751,036,494)	100.2%	1,954,881,574
Liabilities in Excess of Other Assets	(0.2)	(4,138,223)

Net Assets	100.0%	$1,950,743,351

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	January 31,	Gross	Gross	January 31,
	2011	Additions	Reductions	2012

Oppenheimer Capital Appreciation Fund, Cl. Y	7,413,905	854,643	1,607,159	6,661,389
Oppenheimer Champion Income Fund, Cl. Y	26,776,794	3,659,641	8,619,206	21,817,229
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	14,528,635	7,648,078	8,514,873	13,661,840
Oppenheimer Core Bond Fund, Cl. Y	29,075,766	7,122,273	6,175,908	30,022,131
Oppenheimer Developing Markets Fund, Cl. Y	2,406,718	1,056,750	744,380	2,719,088
Oppenheimer Discovery Fund, Cl. Y	279,642	252,103	140,176	391,569
Oppenheimer Gold & Special Minerals Fund, Cl. Y	230,249	460,822	404,754	286,317
Oppenheimer Institutional Money Market Fund, Cl. E	72,831,509	344,937,936	386,754,182	31,015,263
Oppenheimer International Bond Fund, Cl. Y	15,636,130	3,054,851	2,655,096	16,035,885
Oppenheimer International Growth Fund, Cl. Y	10,190,003	514,185	1,962,147	8,742,041
Oppenheimer International Small Company Fund, Cl. Y	1,743,889	80,194	822,378	1,001,705
Oppenheimer Limited-Term Government Fund, Cl. Y	12,379,957	2,194,269	2,616,912	11,957,314
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5,524,327	241,411	1,196,890	4,568,848
Oppenheimer Master Event-Linked Bond Fund, LLC	—	2,975,616	748,396	2,227,220
Oppenheimer Master Inflation Protected
Securities Fund, LLC	2,717,972	677,796	463,045	2,932,723
Oppenheimer Master Loan Fund, LLC	2,818,244	265,078	3,083,322	—
Oppenheimer Quest International Value Fund, Cl. Y	8,153,829	1,099,199	1,977,694	7,275,334
Oppenheimer Real Estate Fund, Cl. Y	1,345,471	504,989	458,734	1,391,726
Oppenheimer Rising Dividends Fund, Cl. Y	—	2,159,156	343,817	1,815,339
Oppenheimer U.S. Government Trust, Cl. Y	—	1,216	1,216	—
Oppenheimer Value Fund, Cl. Y	21,047,063	2,941,887	5,505,571	18,483,379

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$314,084,491	$1,814,100	$(1,216,043)
Oppenheimer Champion Income Fund, Cl. Y	39,052,840	3,757,801	273,358
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	46,586,874	2,922,840	(1,946,310)
Oppenheimer Core Bond Fund, Cl. Y	201,148,277	9,666,131	(12,751,520)
Oppenheimer Developing Markets Fund, Cl. Y	85,895,990	1,782,358	5,218,163
Oppenheimer Discovery Fund, Cl. Y	23,709,495	—	(163,951)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	11,060,435	243,317	(3,070,369)
20 | ACTIVE ALLOCATION FUND

Footnotes to Statement of Investments Continued

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	$31,015,263	$91,787		$—
Oppenheimer International Bond Fund, Cl. Y	102,148,586	5,324,701		(42,403)
Oppenheimer International Growth Fund, Cl. Y	234,548,962	2,833,404		4,728,830
Oppenheimer International Small Company Fund, Cl. Y	19,583,338	972,931		3,199,455
Oppenheimer Limited-Term Government Fund, Cl. Y	111,681,314	3,427,738		(128,057)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	102,250,824	593,293		2,359,854
Oppenheimer Master Event-Linked Bond Fund, LLC	25,142,886	1,142,679	[a]	560,178 [a]
Oppenheimer Master Inflation Protected Securities Fund, LLC	34,391,376	968,989	[b]	580,006 [b]
Oppenheimer Master Loan Fund, LLC	—	633,770	[c]	919,375 [c]
Oppenheimer Quest International Value Fund, Cl. Y	96,616,441	1,590,098		(610,677)
Oppenheimer Real Estate Fund, Cl. Y	30,005,607	326,871		(242,574)
Oppenheimer Rising Dividends Fund, Cl. Y	30,515,849	166,916		82,516
Oppenheimer U.S. Government Trust, Cl. Y	—	14		85
Oppenheimer Value Fund, Cl. Y	402,937,665	6,776,127		(13,180,100)

	$1,942,376,513	$45,035,865		$(15,430,184)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Rate shown is the 7-day yield as of January 31, 2012.

3.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $2,564,466. See Note 5 of the accompanying Notes.

4.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,014,373. See Note 5 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2012 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,882,842,251	$59,534,262	$—	$1,942,376,513
U.S. Government Obligations	—	12,505,061	—	12,505,061

Total Investments, at Value	1,882,842,251	72,039,323	—	$1,954,881,574
21 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Other Financial Instruments:
Appreciated swaps, at value	$—	$6,488,746	$—	$6,488,746
Futures margins	37,382	—	—	37,382
Foreign currency exchange contracts	—	582,687	—	582,687

Total Assets	$1,882,879,633	$79,110,756	$—	$1,961,990,389

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(411,328)	$—	$(411,328)
Depreciated swaps, at value	—	(4,883,095)	—	(4,883,095)
Futures margins	(240,555)	—	—	(240,555)
Foreign currency exchange contracts	—	(2,321,717)	—	(2,321,717)

Total Liabilities	$(240,555)	$(7,616,140)	$—	$(7,856,695)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of January 31, 2012 are as follows:

Counterparty/		Contract
Contract		Amount	Expiration		Unrealized	Unrealized
Description	Buy/Sell	(000’s)	Date	Value	Appreciation	Depreciation

Barclay’s Capital
Euro (EUR)	Sell	17 EUR	2/2/12	$22,757	$—	$20

Citigroup:
Australian Dollar (AUD)	Sell	940 AUD	2/17/12	996,114	—	30,146
British Pound Sterling (GBP)	Buy	1,915 GBP	2/7/12	3,017,494	30,333	—
Euro (EUR)	Buy	26,330 EUR	2/7/12-4/23/12	34,446,602	81,734	357,280

					112,067	387,426

Deutsche Bank Capital Corp.:
British Pound Sterling (GBP)	Sell	2,455 GBP	2/17/12	3,868,095	—	104,406
Canadian Dollar (CAD)	Sell	3,905 CAD	2/17/12	3,893,011	—	68,502

					—	172,908

Nomura Securities
Euro (EUR)	Sell	31,915 EUR	2/15/12-2/17/12	41,747,410	—	515,399

RBS Greenwich Capital:
Japanese Yen (JPY)	Sell	450,000 JPY	2/17/12	5,904,994	—	38,806
Swiss Franc (CHF)	Sell	885 CHF	2/17/12	961,653	—	24,478

					—	63,284
22 | ACTIVE ALLOCATION FUND

Foreign Currency Exchange Contracts: Continued

Counterparty/		Contract
Contract		Amount	Expiration		Unrealized	Unrealized
Description	Buy/Sell	(000's)	Date	Value	Appreciation	Depreciation

State Street:
Czech Koruna (CZK)	Sell	109,500 CZK	2/7/12	$5,656,132	$143,042	$—
Hungarian Forint (HUF)	Sell	986,000 HUF	2/7/12	4,379,116	—	53,037
Japanese Yen (JPY)	Buy	1,353,000 JPY	2/7/12	17,752,524	327,578	—
Mexican Nuevo Peso (MXN)	Sell	97,700 MXN	2/7/12	7,491,373	—	351,126
New Turkish Lira (TRY)	Sell	12,370 TRY	2/7/12	6,950,356	—	291,226
Polish Zloty (PLZ)	Sell	26,070 PLZ	2/7/12	8,073,370	—	326,661
South African Rand (ZAR)	Sell	27,780 ZAR	2/7/12	3,548,311	—	160,630

					470,620	1,182,680

Total unrealized appreciation and depreciation					$582,687	$2,321,717

Futures Contracts as of January 31, 2012 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Euro-Bundesobligation	Buy	84	3/8/12	$15,351,838	$554,700
Japan Mini Bonds, 10 yr.	Buy	95	3/8/12	17,771,057	103,443
Standard & Poor’s 500 E-Mini Index	Buy	588	3/16/12	38,461,080	1,087,306
Standard & Poor’s 500 E-Mini Index	Sell	431	3/16/12	28,191,710	(1,703,187)
Standard & Poor’s 500 Index	Sell	60	3/15/12	19,623,000	(828,790)
United Kingdom Long Gilt	Buy	16	3/28/12	2,956,193	93,589
U.S. Long Bonds	Sell	260	3/21/12	37,813,750	(225,291)

					$(918,230)

Credit Default Swap Contracts as of January 31, 2012 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Unrealized
Swap Counterparty	Protection	(000's)	Rate	Date	(Paid)	Value	Appreciation

CDX North America
High Yield Index, Series 17
JPMorgan Chase Bank NA	Sell	$20,000	5%	12/20/16	$711,861	$(411,328)	$300,533
The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential		Reference Asset
Type of Reference Asset on which	Payments for Selling Credit	Amount	Rating Range**
the Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Unaudited

Non-Investment Grade Corporate Debt Indexes	$20,000,000	$—	B+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
23 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of January 31, 2012 are as follows:

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000's)	the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW
			Six-Month
Westpac Banking Corp.	34,625 AUD	4.990%	AUD BBR BBSW	11/3/21	$(1,153,095)

Three-Month NZD BBR FRA
		Three-Month
		NZD
Westpac Banking Corp.	22,500 NZD	BBR FRA	4.055%	2/2/22	(58,871)

Three-Month SEK STIBOR SIDE
			Three-Month
Goldman Sachs Group, Inc. (The)	236,140 SEK	2.440	SEK STIBOR SIDE	11/3/21	(389,956)

Three-Month USD BBA LIBOR
		Three-Month
		USD
Barclays Bank plc	36,670	BBA LIBOR	2.358	11/2/21	1,783,806

			Total Interest Rate Swaps		$181,884

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

NZD	New Zealand Dollar

SEK	Swedish Krona
Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)

BBR FRA	Bank Bill Rate Forward Rate Agreement

STIBOR SIDE	Stockholm Interbank Offered Rate
Total Return Swap Contracts as of January 31, 2012 are as follows:

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Consumer Staples
Select Sector Index
One-Month USD BBA
LIBOR plus 15 basis
points and if negative,
		the absolute value of	If positive, the Total
		the Total Return of the	Return of the
		Consumer Staples	Consumer Staples
Morgan Stanley	$10,077	Select Sector Index	Select Sector Index	3/9/12	$(186,138)
24 | ACTIVE ALLOCATION FUND

Total Return Swap Contracts: Continued

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

GS Custom REITS Index
One-Month USD BBA
LIBOR plus 10 basis
points and if negative,
		the absolute value of	If positive, the Total
Goldman Sachs		the Total Return of the	Return of the GS
Group, Inc. (The)	$19,229	GS Custom REITS Index	Custom REITS Index	1/28/13	$512,978

Health Care Select
Sector Index
One-Month USD BBA
LIBOR plus 8 basis
points and if negative,
		the absolute value of	If positive,
		the Total Return of	the Total Return
		the Health Care Select	of the Health Care
UBS AG	11,306	Sector Index	Select Sector Index	1/3/13	184,791

Industrial Select
Sector Index
One-Month USD BBA
LIBOR plus 15 basis
points and if negative,
		the absolute value of	If positive,
		the Total Return of	the Total Return
		the Industrial Select	of the Industrial
UBS AG	9,450	Sector Index	Select Sector Index	9/7/12	554,988

MSCI Daily TR Net
Australia USD Index
One-Month USD BBA
LIBOR plus 35 basis
points and if negative,
		the absolute value of	If positive, the
		the Total Return of	Total Return of the
		the MSCI Daily Net	MSCI Daily Net
Morgan Stanley	7,066	Australia USD Index	Australia USD Index	1/9/13	335,469

MSCI Daily TR Gross
EAFE USD Index:
One-Month
USD BBA LIBOR
plus 35 basis points
and if negative, the
		If positive, the Total	absolute value of the
		Return of the MSCI	Total Return of the
		Daily Gross EAFE	MSCI Daily Gross
Citibank NA	5,975	USD Index	EAFE USD Index	12/6/12	(169,037)
25 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross
EAFE USD Index: Continued
One-Month USD BBA LIBOR plus 10 basis points and if negative, the
		If positive, the	absolute value of the
		Total Return of the	Total Return of the
Goldman Sachs		MSCI Daily Gross	MSCI Daily Gross
Group, Inc. (The)	$28,758	EAFE USD Index	EAFE USD Index	7/10/12	$(1,056,850)

			Reference Entity Total		(1,225,887)

MSCI Daily TR Net
Emerging Markets
Eastern Europe
USD Index
One-Month USD BBA
LIBOR plus 40 basis
points and if negative,
the absolutevalue
		of the Total Return	If positive, the Total
		of the MSCI Daily	Return of the MSCI
		Net Emerging	Daily Net Emerging
Goldman Sachs		Markets Eastern	Markets Eastern
Group, Inc. (The)	18,502	Europe USD Index	Europe USD Index	10/22/12	1,390,049

MSCI Daily TR Net
Emerging Markets
USD Index
One-Month USD BBA
LIBOR plus 20 basis
points and if
negative, the absolute
		If positive, the Total	value of the Total
		Return of the MSCI	Return of the MSCI
Goldman Sachs		Daily Net Emerging	Daily Net Emerging
Group, Inc. (The)	19,325	Markets USD Index	Markets USD Index	12/13/12	(1,737,465)

MSCI Daily TR Net
France USD Index
One-Month USD BBA
LIBOR minus 65 basis
points and if negative,
		the absolute value of	If positive, the
		the Total Return of	Total Return of the
Goldman Sachs		the MSCI Daily Net	MSCI Daily Net
Group, Inc. (The)	6,508	France USD Index	France USD Index	7/6/12	162,809
26 | ACTIVE ALLOCATION FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Hong Kong USD Index
UBS AG	$6,350	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of theTotal Return of the MSCI Daily Net Hong Kong USD Index	If positive, the Total Return of the MSCI Daily Net Hong Kong USD Index	10/9/12	$586,414

MSCI Daily TR Net Spain USD Index
Morgan Stanley	7,121	One-Month USD BBA LIBOR minus 2 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the Total Return of the MSCI Daily Net Spain USD Index	9/12/12	(131,683)

MSCI Daily TR Net UK USD Index
UBS AG	6,976	One-Month USD BBA LIBOR plus 25 basis points and if negative, the absolute value of theTotal Return of the MSCI Daily Net UK USD Index	If positive, the Total Return of the MSCI Daily Net UK USD Index	1/8/13	43,585

S&P 400 Midcap Index
BNP Paribas	17,055	One-Month USD BBA LIBOR minus 6 basis points and if negative, the absolute value of the Total Return of the S&P 400 Midcap Index	If positive, the Total Return of the S&P 400 Midcap Index	12/6/12	933,857

			Total of Total Return Swaps		$1,423,767

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
MSCI	Morgan Stanley Capital International
REITS	Real Estate Investment Trusts
S&P	Standard & Poor’s
TR	Total Return
UK	United Kingdom
27 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of January 31, 2012 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Barclays Bank plc	Interest Rate	$36,670	$1,783,806

BNP Paribas	Total Return	17,055	933,857

Citibank NA	Total Return	5,975	(169,037)

Goldman Sachs Group, Inc. (The):
	Interest Rate	236,140 SEK	(389,956)
	Total Return	92,322	(728,479)

			(1,118,435)

JPMorgan Chase Bank NA	Credit Default Sell Protection	20,000	(411,328)

Morgan Stanley	Total Return	24,264	17,648

UBS AG	Total Return	34,082	1,369,778

Westpac Banking Corp.:
	Interest Rate	34,625 AUD	(1,153,095)
	Interest Rate	22,500 NZD	(58,871)

			(1,211,966)

		Total Swaps	$1,194,323

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
NZD	New Zealand Dolla
SEK	Swedish Krona
See accompanying Notes to Financial Statements.
28 | ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $12,505,792)	$12,505,061
Affiliated companies (cost $1,738,530,702)	1,942,376,513

1,954,881,574
Unrealized appreciation on foreign currency exchange contracts	582,687
Appreciated swaps, at value (upfront payments $0)	6,488,746
Receivables and other assets:
Investments sold	2,188,496
Interest and dividends	1,641,026
Shares of beneficial interest sold	1,322,683
Closed foreign currency contracts	273,948
Futures margins	37,382
Other	106,653

Total assets	1,967,523,195

Liabilities
Bank overdraft	1,251,400
Unrealized depreciation on foreign currency exchange contracts	2,321,717
Appreciated swaps, at value (upfront payments received $711,861)	411,328
Depreciated swaps, at value (upfront payments $0)	4,883,095
Payables and other liabilities:
Shares of beneficial interest redeemed	4,843,656
Investments purchased	1,635,789
Distribution and service plan fees	404,035
Transfer and shareholder servicing agent fees	292,171
Shareholder communications	256,590
Futures margins	240,555
Trustees’ compensation	194,022
Closed foreign currency contracts	6,473
Other	39,013

Total liabilities	16,779,844

Net Assets	$1,950,743,351

Composition of Net Assets
Par value of shares of beneficial interest	$212,328
Additional paid-in capital	2,556,781,587
Accumulated net investment income	25,544,421
Accumulated net realized loss on investments and foreign currency transactions	(834,888,990)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	203,094,005

Net Assets	$1,950,743,351

29 | ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,097,812,531 and 118,646,913 shares of beneficial interest outstanding)	$9.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.81
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $286,035,509 and 31,457,110 shares of beneficial interest outstanding)	$9.09
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $432,564,217 and 47,644,840 shares of beneficial interest outstanding)	$9.08
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,588,908 and 13,322,937 shares of beneficial interest outstanding)	$9.20
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,742,186 and 1,256,346 shares of beneficial interest outstanding)	$9.35
See accompanying Notes to Financial Statements.
30 | ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2012

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer
Master Event-Linked Bond Fund, LLC:
Interest	$1,141,537
Dividends	1,142
Expenses[2]	(56,974)

Net investment income allocated from Oppenheimer
Master Event-Linked Bond Fund, LLC	1,085,705
Net investment income allocated from Oppenheimer Master
Inflation Protected Securities Fund, LLC:
Interest	968,989
Expenses	(132,863)

Net investment income allocated from Oppenheimer Master
Inflation Protected Securities Fund, LLC	836,126
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	630,102
Dividends	3,668
Expenses[3]	(24,250)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	609,520

Total allocation of net investment income from master funds	2,531,351

Investment Income
Dividends from affiliated companies	42,290,427
Interest	14,746
Other income	46,099

Total investment income	42,351,272

Expenses
Distribution and service plan fees:
Class A	2,849,862
Class B	3,153,004
Class C	4,630,192
Class N	684,064
Transfer and shareholder servicing agent fees:
Class A	1,945,790
Class B	823,096
Class C	791,407
Class N	168,376
Class Y	9,963
Shareholder communications:
Class A	180,946
Class B	79,064
Class C	69,091
Class N	7,833
Class Y	249
31 | ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS Continued

Expenses Continued
Asset allocation fees	$2,075,533
Trustees’ compensation	44,232
Custodian fees and expenses	33,410
Administration service fees	1,500
Other	81,694

Total expenses	17,629,306
Net Investment Income	27,253,317

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	(40,009)
Affiliated companies	(17,489,743)
Distributions received from affiliated companies	1,590,914
Closing and expiration of futures contracts	(10,068,022)
Foreign currency transactions	(2,258,475)
Swap contracts	(4,689,427)
Increase from payment by affiliate	158,129
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	560,178
Oppenheimer Master Inflation Protected Securities Fund, LLC	580,006
Oppenheimer Master Loan Fund, LLC	919,375

Total net realized loss	(30,737,074)
Net change in unrealized appreciation/depreciation on:
Investments	(46,081,107)
Translation of assets and liabilities denominated in foreign currencies	(1,728,880)
Futures contracts	(956,081)
Swap contracts	842,912
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(605,567)
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,512,244
Oppenheimer Master Loan Fund, LLC	(1,143,577)

Total net change in unrealized appreciation/depreciation	(47,160,056)

Net Decrease in Net Assets Resulting from Operations	$(50,643,813)

1.	The Fund invests in certain affiliated funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $698.

3.	Net of expense waivers and/or reimbursements of $356.
See accompanying Notes to Financial Statements.
32 | ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2012	2011
Operations
Net investment income	$27,253,317	$28,494,935

Net realized loss	(30,737,074)	(151,567,432)

Net change in unrealized appreciation/depreciation	(47,160,056)	476,137,779

Net increase (decrease) in net assets resulting from operations	(50,643,813)	353,065,282

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,138,977)	(10,688,244)
Class B	(3,792,885)	(422,379)
Class C	(6,324,436)	(1,066,886)
Class N	(2,464,451)	(1,071,692)
Class Y	(311,889)	(150,325)

	(37,032,638)	(13,399,526)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(55,508,608)	(54,138,768)
Class B	(44,034,678)	(22,430,688)
Class C	(40,013,959)	(25,510,343)
Class N	(20,224,550)	(8,975,568)
Class Y	156,785	6,966,799

	(159,625,010)	(104,088,568)

Net Assets
Total increase (decrease)	(247,301,461)	235,577,188

Beginning of period	2,198,044,812	1,962,467,624

End of period (including accumulated net investment income of $25,544,421 and $36,629,661, respectively)	$1,950,743,351	$2,198,044,812

See accompanying Notes to Financial Statements.
33 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.66	$8.19	$6.28	$11.28	$12.05

Income (loss) from investment operations:
Net investment income[1]	.16	.15	.04	.10	.44
Net realized and unrealized gain (loss)	(.36)	1.41	1.96	(4.74)	(.61)

Total from investment operations	(.20)	1.56	2.00	(4.64)	(.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.09)	(.09)	—	(.43)
Distributions from net realized gain	—	—	—	(.36)	(.17)

Total dividends and/or distributions to shareholders	(.21)	(.09)	(.09)	(.36)	(.60)

Net asset value, end of period	$9.25	$9.66	$8.19	$6.28	$11.28

Total Return, at Net Asset Value[2]	(2.02)%	19.01%	31.77%	(41.33)%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,097,812	$1,201,751	$1,070,411	$868,187	$1,396,770

Average net assets (in thousands)	$1,147,826	$1,124,399	$983,645	$1,267,124	$1,267,499

Ratios to average net assets:[3]
Net investment income	1.63%[4]	1.70%[4]	0.59%	1.00%	3.54%
Total expenses[5]	0.55%[4]	0.57%[4]	0.61%	0.53%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%[4]	0.57%[4]	0.60%	0.53%	0.48%

Portfolio turnover rate	21%[6]	54%	31%	28%	18%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.27%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.15%
Year Ended January 31, 2008	1.11%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

Purchase Transactions		Sale Transactions
Year Ended January 31, 2012	$38,216,147	$38,258,011
See accompanying Notes to Financial Statements.
34 | ACTIVE ALLOCATION FUND

Class B Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.49	$8.05	$6.17	$11.20	$11.97

Income (loss) from investment operations:
Net investment income (loss)[1]	.07	.07	(.01)	.01	.33
Net realized and unrealized gain (loss)	(.35)	1.38	1.91	(4.68)	(.59)

Total from investment operations	(.28)	1.45	1.90	(4.67)	(.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.01)	(.02)	—	(.34)
Distributions from net realized gain	—	—	—	(.36)	(.17)

Total dividends and/or distributions to shareholders	(.12)	(.01)	(.02)	(.36)	(.51)

Net asset value, end of period	$9.09	$9.49	$8.05	$6.17	$11.20

Total Return, at Net Asset Value[2]	(2.90)%	18.03%	30.85%	(41.90)%	(2.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,036	$343,069	$312,190	$258,625	$449,130

Average net assets (in thousands)	$315,211	$322,814	$291,118	$389,957	$433,217

Ratios to average net assets:[3]
Net investment income (loss)	0.74%[4]	0.84%[4]	(0.18)%	0.15%	2.64%
Total expenses[5]	1.40%[4]	1.43%[4]	1.49%	1.35%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%[4]	1.43%[4]	1.48%	1.35%	1.27%

Portfolio turnover rate	21%[6]	54%	31%	28%	18%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	2.10%
Year Ended January 31, 2011	2.13%
Year Ended January 31, 2010	2.18%
Year Ended January 31, 2009	1.97%
Year Ended January 31, 2008	1.90%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$38,216,147	$38,258,011
See accompanying Notes to Financial Statements.
35 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.48	$8.04	$6.17	$11.18	$11.96

Income (loss) from investment operations:
Net investment income (loss)[1]	.08	.08	(.01)	.02	.34
Net realized and unrealized gain (loss)	(.35)	1.38	1.91	(4.67)	(.60)

Total from investment operations	(.27)	1.46	1.90	(4.65)	(.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.02)	(.03)	—	(.35)
Distributions from net realized gain	—	—	—	(.36)	(.17)

Total dividends and/or distributions to shareholders	(.13)	(.02)	(.03)	(.36)	(.52)

Net asset value, end of period	$9.08	$9.48	$8.04	$6.17	$11.18

Total Return, at Net Asset Value[2]	(2.76)%	18.17%	30.80%	(41.79)%	(2.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$432,564	$492,493	$442,036	$369,953	$630,990

Average net assets (in thousands)	$463,116	$461,832	$413,626	$560,138	$577,347

Ratios to average net assets:[3]
Net investment income (loss)	0.86%[4]	0.94%[4]	(0.07)%	0.20%	2.77%
Total expenses[5]	1.30%[4]	1.32%[4]	1.38%	1.30%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[4]	1.32%[4]	1.37%	1.30%	1.24%

Portfolio turnover rate	21%[6]	54%	31%	28%	18%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.02%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.92%
Year Ended January 31, 2008	1.87%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$38,216,147	$38,258,011
See accompanying Notes to Financial Statements.
36 | ACTIVE ALLOCATION FUND

Class N Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.61	$8.14	$6.24	$11.24	$12.02

Income (loss) from investment operations:
Net investment income[1]	.13	.13	.02	.08	.41
Net realized and unrealized gain (loss)	(.36)	1.41	1.96	(4.72)	(.61)

Total from investment operations	(.23)	1.54	1.98	(4.64)	(.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.07)	(.08)	—	(.41)
Distributions from net realized gain	—	—	—	(.36)	(.17)

Total dividends and/or distributions to shareholders	(.18)	(.07)	(.08)	(.36)	(.58)

Net asset value, end of period	$9.20	$9.61	$8.14	$6.24	$11.24

Total Return, at Net Asset Value[2]	(2.27)%	18.92%	31.62%	(41.47)%	(1.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,589	$148,609	$134,276	$104,818	$161,530

Average net assets (in thousands)	$136,771	$141,119	$123,718	$149,553	$145,988

Ratios to average net assets[3]
Net investment income	1.39%[4]	1.51%[4]	0.27%	0.82%	3.31%
Total expenses[5]	0.75%[4]	0.76%[4]	0.79%	0.74%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[4]	0.76%[4]	0.78%	0.74%	0.69%

Portfolio turnover rate	21%[6]	54%	31%	28%	18%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.46%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.33%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$38,216,147	$38,258,011
See accompanying Notes to Financial Statements.
37 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.76	$8.27	$6.33	$11.33	$12.10

Income (loss) from investment operations:
Net investment income[1]	.19	.20	.06	.15	.50
Net realized and unrealized gain (loss)	(.36)	1.41	2.00	(4.79)	(.63)

Total from investment operations	(.17)	1.61	2.06	(4.64)	(.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.12)	(.12)	—	(.47)
Distributions from net realized gain	—	—	—	(.36)	(.17)

Total dividends and/or distributions to shareholders	(.24)	(.12)	(.12)	(.36)	(.64)

Net asset value, end of period	$9.35	$9.76	$8.27	$6.33	$11.33

Total Return, at Net Asset Value[2]	(1.63)%	19.51%	32.47%	(41.15)%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,742	$12,123	$3,555	$2,706	$3,789

Average net assets (in thousands)	$12,392	$8,568	$3,138	$3,724	$3,663

Ratios to average net assets:[3]
Net investment income	2.02%[4]	2.26%[4]	0.77%	1.56%	3.98%
Total expenses[5]	0.20%[4]	0.20%[4]	0.19%	0.15%	0.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%[4]	0.20%[4]	0.18%	0.15%	0.13%

Portfolio turnover rate	21%[6]	54%	31%	28%	18%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	0.90%
Year Ended January 31, 2011	0.90%
Year Ended January 31, 2010	0.88%
Year Ended January 31, 2009	0.77%
Year Ended January 31, 2008	0.76%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$38,216,147	$38,258,011
See accompanying Notes to Financial Statements.
38 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital with a secondary objective of current income. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
39 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which
40 | ACTIVE ALLOCATION FUND

the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
41 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost
of Securities and
Undistributed	Undistributed		Other Investments
Net Investment	Long-Term	Accumulated Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$25,487,617	$—	$711,936,276	$80,389,290

1.	As of January 31, 2012, the Fund had $711,936,276 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$68,767,077
2018	406,518,784
2019	221,029,215
No expiration	15,621,200

Total	$711,936,276

2.	During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends
42 | ACTIVE ALLOCATION FUND

and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$158,129	$1,305,919	$1,147,790
The tax character of distributions paid during the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended	Year Ended
	January 31, 2012	January 31, 2011
Distributions paid from:
Ordinary income	$37,032,638	$13,399,526
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,875,182,954
Federal tax cost of other investments	(48,860,711)

Total federal tax cost	$1,826,322,243

Gross unrealized appreciation	$105,216,055
Gross unrealized depreciation	(24,826,765)

Net unrealized appreciation	$80,389,290

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,641
Payments Made to Retired Trustees	15,062
Accumulated Liability as of January 31, 2012	100,794
43 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent
44 | ACTIVE ALLOCATION FUND

on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	18,258,142	$174,599,896	20,680,372	$182,346,554
Dividends and/or distributions reinvested	2,669,027	23,727,614	1,086,399	10,418,802
Redeemed	(26,642,846)	(253,836,118)	(28,094,311)	(246,904,124)

Net decrease	(5,715,677)	$(55,508,608)	(6,327,540)	$(54,138,768)

Class B
Sold	3,749,505	$35,038,408	5,105,731	$44,161,730
Dividends and/or distributions reinvested	428,268	3,743,063	43,802	413,065
Redeemed	(8,876,952)	(82,816,149)	(7,780,657)	(67,005,483)

Net decrease	(4,699,179)	$(44,034,678)	(2,631,124)	$(22,430,688)

Class C
Sold	7,411,880	$69,136,001	9,322,497	$80,903,331
Dividends and/or distributions reinvested	711,523	6,204,481	109,914	1,035,387
Redeemed	(12,435,727)	(115,354,441)	(12,453,633)	(107,449,061)

Net decrease	(4,312,324)	$(40,013,959)	(3,021,222)	$(25,510,343)

Class N
Sold	2,512,651	$23,822,818	3,257,951	$28,590,286
Dividends and/or distributions reinvested	267,978	2,368,927	103,367	985,944
Redeemed	(4,928,234)	(46,416,295)	(4,380,319)	(38,551,798)

Net decrease	(2,147,605)	$(20,224,550)	(1,019,001)	$(8,975,568)

Class Y
Sold	333,917	$3,253,207	1,062,280	$9,172,315
Dividends and/or distributions reinvested	34,461	309,118	15,312	148,375
Redeemed	(353,881)	(3,405,540)	(265,547)	(2,353,891)

Net increase	14,497	$156,785	812,045	$6,966,799

45 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$420,400,580	$570,312,846
To Be Announced (TBA) mortgage-related securities	38,216,147	38,258,011
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2012 was 0.57%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. In addition, the Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2012, the Fund paid $3,755,226 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the
46 | ACTIVE ALLOCATION FUND

Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2011 were as follows:

Class B	$3,579,173
Class C	6,707,557
Class N	1,940,987
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2012	$1,014,141	$1,284	$590,151	$24,985	$2,089
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Total expenses,” (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect
47 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended January 31, 2012, the Manager voluntarily reimbursed the Fund $158,129 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than 0.005%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
48 | ACTIVE ALLOCATION FUND

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of January 31, 2012, the maximum
49 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $7,345,381, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $4,464,730 as of January 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of January 31, 2012, the Fund required certain counterparties to post collateral of $2,503,099.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of January 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $3,905,313 for which the Fund has posted collateral of $2,564,466. If a contingent feature would have been triggered as of January 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
50 | ACTIVE ALLOCATION FUND

Valuations of derivative instruments as of January 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives Not	Assets and			Assets and
Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Appreciated swaps, at value	$411,328
Equity contracts	Appreciated swaps, at value	$4,704,940		Depreciated swaps, at value	3,281,173
Interest rate contracts	Appreciated swaps, at value	1,783,806		Depreciated swaps, at value	1,601,922
Equity contracts	Futures margins	25,585	*	Futures margins	20,580	*
Interest rate contracts	Futures margins	11,797	*	Futures margins	219,975	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	582,687		Unrealized depreciation on foreign currency exchange contracts	2,321,717

Total		$7,108,815			$7,856,695

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not	Closing and	Foreign
Accounted for as	expiration of	currency	Swap
Hedging Instruments	futures contracts	transactions	contracts	Total

Credit contracts	$—	$—	$(7,221,799)	$(7,221,799)
Equity contracts	(6,757,331)	—	833,495	(5,923,836)
Foreign exchange contracts	—	(2,103,791)	—	(2,103,791)
Interest rate contracts	(3,310,691)	—	1,698,877	(1,611,814)

Total	$(10,068,022)	$(2,103,791)	$(4,689,427)	$(16,861,240)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation
		of assets
		and liabilities
Derivatives Not		denominated
Accounted for as	Futures	in foreign	Swap
Hedging Instruments	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$300,533	$300,533
Equity contracts	(1,444,671)	—	455,482	(989,189)
Foreign exchange contracts	—	(1,728,880)	—	(1,728,880)
Interest rate contracts	488,590	—	86,897	575,487

Total	$(956,081)	$(1,728,880)	$842,912	$(1,842,049)

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
51 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended January 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $35,806,101 and $34,695,658, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
52 | ACTIVE ALLOCATION FUND

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     During the year ended January 31, 2012, the Fund had an ending monthly average market value of $44,409,413 and $47,666,083 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or
53 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon
54 | ACTIVE ALLOCATION FUND

exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended January 31, 2012, the Fund had ending monthly average notional amounts of $7,568,462 and $11,650,115 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the year ended January 31, 2012, the Fund had ending monthly average notional amounts of $113,116,131 and $50,968,850 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     For the year ended January 31, 2012, the Fund had ending monthly average notional amounts of $89,285,956 and $46,736,182 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529
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college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s
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NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Active Allocation Fund (a separate series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Allocation Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 35.50% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $15,363,874 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2012, the maximum amount allowable but not less than $12,046,849 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $863,341 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $7,961,358 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston, Caleb Wong, and Krishna Memani, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds. The Board noted that the Fund’s one-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated mixed-asset target allocation growth fund of funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were higher than its peer
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group median and average. The Fund’s contractual management fees were lower than its peer group median and average. The Fund’s total expenses, inclusive of Underlying Fund expenses, were equal to its peer group median and higher than its peer group average. The Board also noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45% for Class A, 2.20% for Class B and Class C, 1.70% for Class N and 1.20% for Class Y. This voluntary expense limitation may be amended or withdrawn at any time without notice to shareholders.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of the Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 59	Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital
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Mary Ann Tynan, Continued	(non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Wong, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 53	Vice President of the Manager (since September 1997); Director of Asset Allocation (since September 2010); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2010) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.
67 | ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Caleb Wong, Vice President (since 2005) Age: 46	Vice President of the Manager (since June 1999); worked in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.
68 | ACTIVE ALLOCATION FUND

Christina M. Nasta, Vice President and Chief Business Officer (since 2009) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).
69 | ACTIVE ALLOCATION FUND

ACTIVE ALLOCATION FUND
A Series of Oppenheimer Portfolio Series

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
70 | ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit opppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
71 | ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL-OPP (255-5677).
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January 31, 2012

Equity Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2012, and are based on the total market value of investments.
6 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended January 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance.1 During the reporting period, Equity Investor Fund’s Class A shares (without sales charge) returned —4.19%. In comparison, the S&P 500 Index returned 4.22% and the MSCI World Index returned —2.99%. The Fund experienced the bulk of its underperformance over the third quarter of 2011, when equities throughout the globe experienced declines.
     On the domestic equity side, Oppenheimer Value Fund was the Fund’s largest underlying holding at period end. This underlying fund faced some challenges during the period, particularly in the third quarter of 2011, when its performance fell farther than its benchmark, the Russell 1000 Value Index, and then didn’t recover as swiftly in the final four months of the period when the U.S. equity market rallied. The Fund’s second largest underlying domestic equity holding, Oppenheimer Capital Appreciation Fund, produced positive results but underperformed its benchmark, the Russell 1000 Growth Index. This underlying fund underperformed primarily as a result of sharp declines in the third quarter of 2011 when significant market volatility roiled the global risk markets. However, it performed better in the final four months of the period, resulting in a positive return for the year. The Fund had a smaller investment in another domestic equity fund, Oppenheimer Main Street Small- & Mid-Cap Fund. Despite the market volatility over the third quarter of 2011, this underlying fund produced positive results and outperformed its benchmark, the Russell 2500 Index.
     The Fund’s underlying foreign equity funds did not contribute positively to performance results. Foreign equities generally fared worse for the 12-month reporting period as compared to most U.S. equity-focused indices and this was reflected in the performance of the Fund’s holdings in this area. The European debt crisis, in addition to GDP growth in certain emerging market countries swinging from strong to slow or negative, weighed heavily on foreign equities. The largest underlying foreign equity fund was Oppenheimer International Growth Fund. This underlying fund performed much better than its benchmark, the MSCI EAFE Index. Nevertheless, Oppenheimer International Growth Fund experienced declines for the period.
     The Fund also had investments in Oppenheimer Quest International Value Fund, Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund. These three underlying funds had a difficult reporting period and detracted from

1. The Fund is invested in Class Y shares of all underlying funds discussed in this Management’s Discussion of Fund Performance.
7 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Fund performance. For the period, relative to their respective benchmarks, Oppenheimer Developing Markets Fund outperformed the MSCI Emerging Markets Index, while Oppenheimer Quest International Value Fund underperformed the MSCI EAFE Index and Oppenheimer International Small Company Fund underperformed the MSCI All Country World Ex U.S. Small Cap Net Index by a small margin.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held from inception of the Classes on April 5, 2005 until January 31, 2012. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
8 | EQUITY INVESTOR FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 14 for further information.
9 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
10 | EQUITY INVESTOR FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 14 for further information.
11 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
12 | EQUITY INVESTOR FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 14 for further information.
13 | EQUITY INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
14 | EQUITY INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | EQUITY INVESTOR FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	August 1, 2011	January 31, 2012	January 31, 2012

Class A	$1,000.00	$946.20	$2.51
Class B	1,000.00	941.90	6.73
Class C	1,000.00	941.90	6.14
Class N	1,000.00	945.30	3.44
Class Y	1,000.00	948.40	0.39

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.63	2.60
Class B	1,000.00	1,018.30	6.99
Class C	1,000.00	1,018.90	6.38
Class N	1,000.00	1,021.68	3.57
Class Y	1,000.00	1,024.80	0.41
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2012 are as follows:

Class	Expense Ratios

Class A	0.51%
Class B	1.37
Class C	1.25
Class N	0.70
Class Y	0.08
The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2012

	Shares	Value
Investment Companies—100.1%[1]
Domestic Equity Funds—56.1%
Oppenheimer Capital Appreciation Fund, Cl. Y	2,722,433	$128,362,715
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,285,918	51,158,848
Oppenheimer Value Fund, Cl. Y	7,916,572	172,581,277

		352,102,840

Foreign Equity Funds—44.0%
Oppenheimer Developing Markets Fund, Cl. Y	1,344,173	42,462,433
Oppenheimer International Growth Fund, Cl. Y	5,666,986	152,045,227
Oppenheimer International Small Company Fund, Cl. Y	753,784	14,736,469
Oppenheimer Quest International Value Fund, Cl. Y	5,000,467	66,406,208

		275,650,337

Total Investments, at Value (Cost $564,812,447)	100.1%	627,753,177
Liabilities in Excess of Other Assets	(0.1)	(824,404)

Net Assets	100.0%	$626,928,773

Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	January 31,	Gross	Gross	January 31,
	2011	Additions	Reductions	2012

Oppenheimer Capital Appreciation Fund, Cl. Y	2,844,629	114,793	236,989	2,722,433
Oppenheimer Developing Markets Fund, Cl. Y	1,370,825	71,291	97,943	1,344,173
Oppenheimer International Growth Fund, Cl. Y	5,912,909	251,501	497,424	5,666,986
Oppenheimer International Small Company Fund, Cl. Y	742,074	61,259	49,549	753,784
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,414,831	86,940	215,853	2,285,918
Oppenheimer Quest International Value Fund, Cl. Y	4,736,562	633,818	369,913	5,000,467
Oppenheimer Value Fund, Cl. Y	8,176,152	407,063	666,643	7,916,572

				Realized
		Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y		$128,362,715	$745,887	$(1,136,123)
Oppenheimer Developing Markets Fund, Cl. Y		42,462,433	896,740	158,654
Oppenheimer International Growth Fund, Cl. Y		152,045,227	1,830,142	463,034
Oppenheimer International Small Company Fund, Cl. Y		14,736,469	727,543	(119,796)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y		51,158,848	294,844	(226,200)
Oppenheimer Quest International Value Fund, Cl. Y		66,406,208	1,117,797	(481,016)
Oppenheimer Value Fund, Cl. Y		172,581,277	2,811,843	(3,256,092)

		$627,753,177	$8,424,796	$(4,597,539)

17 | EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2012 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$627,753,177	$—	$—	$627,753,177

Total Assets	$627,753,177	$—	$—	$627,753,177

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
18 | EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2012

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $564,812,447)	$627,753,177
Receivables and other assets:
Shares of beneficial interest sold	597,002
Investments sold	222,583
Other	26,626

Total assets	628,599,388

Liabilities
Bank overdraft	153,114
Payables and other liabilities:
Shares of beneficial interest redeemed	1,136,411
Distribution and service plan fees	127,022
Transfer and shareholder servicing agent fees	108,091
Shareholder communications	79,723
Trustees’ compensation	40,316
Other	25,938

Total liabilities	1,670,615

Net Assets	$626,928,773

Composition of Net Assets
Par value of shares of beneficial interest	$59,540
Additional paid-in capital	673,426,323
Accumulated net investment income	3,378,036
Accumulated net realized loss on investments	(112,875,856)
Net unrealized appreciation on investments	62,940,730

Net Assets	$626,928,773

19 | EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $335,138,485 and 31,571,828 shares of beneficial interest outstanding)	$10.62
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.27
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,717,520 and 7,881,726 shares of beneficial interest outstanding)	$10.37
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $136,229,383 and 13,120,212 shares of beneficial interest outstanding)	$10.38
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,028,665 and 5,670,161 shares of beneficial interest outstanding)	$10.59
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,814,720 and 1,296,521 shares of beneficial interest outstanding)	$10.66
See accompanying Notes to Financial Statements.
20 | EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2012

Investment Income
Dividends from affiliated companies	$8,424,796
Interest	525
Other income	17,673

Total investment income	8,442,994

Expenses
Distribution and service plan fees:
Class A	842,800
Class B	870,548
Class C	1,403,620
Class N	334,310
Transfer and shareholder servicing agent fees:
Class A	697,019
Class B	240,390
Class C	283,130
Class N	110,034
Class Y	15,092
Shareholder communications:
Class A	81,367
Class B	33,831
Class C	26,078
Class N	4,366
Class Y	233
Trustees’ compensation	13,071
Custodian fees and expenses	6,554
Administration service fees	1,500
Other	49,905

Total expenses	5,013,848

Net Investment Income	3,429,146

Realized and Unrealized Loss
Net realized loss on investments from affiliated companies	(4,597,539)
Net change in unrealized appreciation/depreciation on investments	(30,165,514)

Net Decrease in Net Assets Resulting from Operations	$(31,333,907)

See accompanying Notes to Financial Statements.
21 | EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2012	2011

Operations
Net investment income	$3,429,146	$2,872,506

Net realized loss	(4,597,539)	(67,235,890)

Net change in unrealized appreciation/depreciation	(30,165,514)	187,321,500

Net increase (decrease) in net assets resulting from operations	(31,333,907)	122,958,116

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,422,179)	(803,852)
Class B	—	—
Class C	—	—
Class N	(305,778)	(46,017)
Class Y	(155,590)	(91,918)

	(2,883,547)	(941,787)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	835,078	1,855,158
Class B	(6,608,682)	(30,920)
Class C	(1,092,711)	201,024
Class N	(11,941,013)	90,949
Class Y	9,024	8,167,950

	(18,798,304)	10,284,161

Net Assets
Total increase (decrease)	(53,015,758)	132,300,490

Beginning of period	679,944,531	547,644,041

End of period (including accumulated net investment income of $3,378,036 and $2,832,437, respectively)	$626,928,773	$679,944,531

See accompanying Notes to Financial Statements.
22 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.17	$9.12	$6.46	$11.83	$12.63

Income (loss) from investment operations:
Net investment income[1]	.09	.08	.04	.08	.38
Net realized and unrealized gain (loss)	(.56)	2.00	2.84	(4.91)	(.65)

Total from investment operations	(.47)	2.08	2.88	(4.83)	(.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.03)	(.05)	(.03)	(.33)
Distributions from net realized gain	—	—	(.17)	(.51)	(.20)

Total dividends and distributions to shareholders	(.08)	(.03)	(.22)	(.54)	(.53)

Net asset value, end of period	$10.62	$11.17	$9.12	$6.46	$11.83

Total Return, at Net Asset Value[2]	(4.19)%	22.76%	44.42%	(41.14)%	(2.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,138	$352,321	$286,580	$180,042	$262,208

Average net assets (in thousands)	$343,680	$314,559	$244,278	$245,247	$239,348

Ratios to average net assets:[3]
Net investment income	0.82%	0.76%	0.52%	0.77%	2.87%
Total expenses[4]	0.48%	0.51%	0.58%	0.54%	0.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.51%	0.58%	0.54%	0.45%

Portfolio turnover rate	5%	54%	11%	5%	2%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.26%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.18%
Year Ended January 31, 2008	1.08%
See accompanying Notes to Financial Statements.
23 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.91	$8.97	$6.38	$11.73	$12.54

Income (loss) from investment operations:
Net investment income (loss)[1]	(.01)	(.01)	(.03)	(.01)	.26
Net realized and unrealized gain (loss)	(.53)	1.95	2.79	(4.83)	(.63)

Total from investment operations	(.54)	1.94	2.76	(4.84)	(.37)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(.24)
Distributions from net realized gain	—	—	(.17)	(.51)	(.20)

Total dividends and distributions to shareholders	—	—	(.17)	(.51)	(.44)

Net asset value, end of period	$10.37	$10.91	$8.97	$6.38	$11.73

Total Return, at Net Asset Value[2]	(4.95)%	21.63%	43.19%	(41.58)%	(3.23)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,718	$92,953	$76,495	$51,358	$79,187

Average net assets (in thousands)	$87,253	$83,498	$66,935	$71,695	$75,204

Ratios to average net assets:[3]
Net investment income (loss)	(0.06)%	(0.08)%	(0.33)%	(0.07)%	1.98%
Total expenses[4]	1.32%	1.35%	1.45%	1.36%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.35%	1.41%	1.36%	1.25%

Portfolio turnover rate	5%	54%	11%	5%	2%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	2.09%
Year Ended January 31, 2011	2.10%
Year Ended January 31, 2010	2.17%
Year Ended January 31, 2009	2.00%
Year Ended January 31, 2008	1.88%
See accompanying Notes to Financial Statements.
24 | EQUITY INVESTOR FUND

Class C Year Ended January 31,	2012	2011	2010	2009	2008
| | | | |
Per Share Operating Data
Net asset value, beginning of period	$10.92	$8.97	$6.37	$11.72	$12.53

Income (loss) from investment operations:
Net investment income (loss)[1]	.01	— [2]	(.02)	— [2]	.28
Net realized and unrealized gain (loss)	(.55)	1.95	2.79	(4.84)	(.64)

Total from investment operations	(.54)	1.95	2.77	(4.84)	(.36)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(.25)
Distributions from net realized gain	—	—	(.17)	(.51)	(.20)

Total dividends and distributions to shareholders	—	—	(.17)	(.51)	(.45)

Net asset value, end of period	$10.38	$10.92	$8.97	$6.37	$11.72

Total Return, at Net Asset Value[3]	(4.95)%	21.74%	43.41%	(41.62)%	(3.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,229	$144,759	$118,730	$77,667	$110,383

Average net assets (in thousands)	$140,831	$129,727	$102,982	$103,851	$98,098

Ratios to average net assets:[4]
Net investment income (loss)	0.08%	0.00%[5]	(0.26)%	0.01%	2.15%
Total expenses[6]	1.23%	1.26%	1.35%	1.31%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.26%	1.34%	1.31%	1.23%

Portfolio turnover rate	5%	54%	11%	5%	2%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Less than 0.005%.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.01%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.95%
Year Ended January 31, 2008	1.86%
See accompanying Notes to Financial Statements.
25 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.13	$9.09	$6.44	$11.80	$12.60

Income (loss) from investment operations:
Net investment income[1]	.06	.06	.03	.06	.35
Net realized and unrealized gain (loss)	(.55)	1.99	2.82	(4.90)	(.65)

Total from investment operations	(.49)	2.05	2.85	(4.84)	(.30)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.01)	(.03)	(.01)	(.30)
Distributions from net realized gain	—	—	(.17)	(.51)	(.20)

Total dividends and distributions to shareholders	(.05)	(.01)	(.20)	(.52)	(.50)

Net asset value, end of period	$10.59	$11.13	$9.09	$6.44	$11.80

Total Return, at Net Asset Value[2]	(4.36)%	22.52%	44.18%	(41.30)%	(2.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,029	$75,333	$61,344	$39,757	$54,336

Average net assets (in thousands)	$66,834	$68,038	$52,200	$52,669	$48,745

Ratios to average net assets:[3]
Net investment income	0.58%	0.57%	0.31%	0.59%	2.67%
Total expenses[4]	0.68%	0.70%	0.76%	0.72%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.70%	0.76%	0.72%	0.68%

Portfolio turnover rate	5%	54%	11%	5%	2%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.45%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.31%
See accompanying Notes to Financial Statements.
26 | EQUITY INVESTOR FUND

Class Y Year Ended January 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.21	$9.15	$6.48	$11.88	$12.67

Income (loss) from investment operations:
Net investment income[1]	.13	.19	.10	.15	.43
Net realized and unrealized gain (loss)	(.56)	1.94	2.83	(4.96)	(.64)

Total from investment operations	(.43)	2.13	2.93	(4.81)	(.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.07)	(.09)	(.08)	(.38)
Distributions from net realized gain	—	—	(.17)	(.51)	(.20)

Total dividends and distributions to shareholders	(.12)	(.07)	(.26)	(.59)	(.58)

Net asset value, end of period	$10.66	$11.21	$9.15	$6.48	$11.88

Total Return, at Net Asset Value[2]	(3.81)%	23.31%	45.03%	(40.84)%	(2.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,815	$14,579	$4,495	$2,070	$2,530

Average net assets (in thousands)	$14,243	$8,034	$3,087	$2,596	$2,508

Ratios to average net assets:[3]
Net investment income	1.21%	1.91%	1.23%	1.49%	3.25%
Total expenses[4]	0.12%	0.07%	0.07%	0.03%	0.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.12%	0.07%	0.07%	0.03%	0.02%

Portfolio turnover rate	5%	54%	11%	5%	2%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2012	0.89%
Year Ended January 31, 2011	0.82%
Year Ended January 31, 2010	0.79%
Year Ended January 31, 2009	0.67%
Year Ended January 31, 2008	0.65%
See accompanying Notes to Financial Statements.
27 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under
28 | EQUITY INVESTOR FUND

the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
29 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Securities and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$3,417,464	$—	$92,595,336	$42,660,212

1.	As of January 31, 2012, the Fund had $92,595,336 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$14,379,045
2019	76,413,767
No expiration	1,802,524

Total	$92,595,336

2.	During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended	Year Ended
	January 31, 2012	January 31, 2011

Distributions paid from:
Ordinary income	$2,883,547	$941,534
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
30 | EQUITY INVESTOR FUND

Federal tax cost of securities	$585,092,965

Gross unrealized appreciation	$46,583,186
Gross unrealized depreciation	(3,922,974)

Net unrealized appreciation	$42,660,212

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,790
Payments Made to Retired Trustees	2,998
Accumulated Liability as of January 31, 2012	20,063
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
31 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	6,673,376	$72,960,589	7,009,203	$69,579,876
Dividends and/or distributions reinvested	234,171	2,358,109	70,727	783,237
Redeemed	(6,887,840)	(74,483,620)	(6,947,193)	(68,507,955)

Net increase	19,707	$835,078	132,737	$1,855,158

Class B
Sold	1,295,229	$13,789,226	1,602,199	$15,633,495
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,930,069)	(20,397,908)	(1,613,649)	(15,664,415)

Net decrease	(634,840)	$(6,608,682)	(11,450)	$(30,920)

32 | EQUITY INVESTOR FUND

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount

Class C
Sold	2,657,394	$28,344,041	3,154,226	$30,855,110
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,793,360)	(29,436,752)	(3,138,766)	(30,654,086)

Net increase (decrease)	(135,966)	$(1,092,711)	15,460	$201,024

Class N
Sold	1,365,139	$14,748,735	1,932,298	$19,265,934
Dividends and/or distributions reinvested	28,855	289,993	3,696	40,802
Redeemed	(2,491,638)	(26,979,741)	(1,913,378)	(19,215,787)

Net increase (decrease)	(1,097,644)	$(11,941,013)	22,616	$90,949

Class Y
Sold	327,245	$3,644,984	1,000,875	$10,045,844
Dividends and/or distributions reinvested	15,221	153,862	8,163	90,689
Redeemed	(346,418)	(3,789,822)	(199,605)	(1,968,583)

Net increase (decrease)	(3,952)	$9,024	809,433	$8,167,950

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended January 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$35,376,213	$52,932,786
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2012 was 0.61%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2012, the Fund paid $1,348,086 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event
33 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2011 were as follows:

Class B	$1,113,367
Class C	1,628,585
Class N	845,945
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the
34 | EQUITY INVESTOR FUND

CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2012	$416,307	$449	$183,549	$8,876	$658
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating
35 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The
36 | EQUITY INVESTOR FUND

aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
37 | EQUITY INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Equity Investor Fund (a separate series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Investor Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2012
38 | EQUITY INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $7,599,675 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2012, the maximum amount allowable but not less than $8,759 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $553,544 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $5,020,411 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
39 | EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
40 | EQUITY INVESTOR FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston, the portfolio manager for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail and institutional global multi-cap core funds. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated global multi-cap core funds and international multi-cap core fund of funds with comparable asset levels and distribution features. The Board noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct
41 | EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
management fees. The Fund’s total expenses, inclusive of Underlying Fund expenses, were lower than its peer group median and average. The Board noted that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45% for Class A, 2.20% for Class B and Class C, 1.70% for Class N and 1.20% for Class Y. This limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This limitation may be amended or withdrawn at any time without notice to shareholders.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
42 | EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL-OPP (225-5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
43 | EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of the Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 59	Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner
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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Tynan, Continued	Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the- Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 53	Vice President of the Manager (since September 1997); Director of Asset Allocation (since September 2010); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and
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William F. Glavin, Jr., Continued	Chief Compliance Officer (May 2004-January 2005), President (January 2005- March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).
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EQUITY INVESTOR FUND

A Series of Oppenheimer Portfolio Series

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
49 | EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL-OPP (225-5677).
51 | EQUITY INVESTOR FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $75,300 in fiscal 2012 and 2011.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $414,870 in fiscal 2012 and $342,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exam, compliance and attestation procedures, professional services for FIN 45 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $24,300 in fiscal 2012 and $32,400 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $439,170 in fiscal 2012 and $375,300 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Portfolio Series

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2012

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	3/13/2012